                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-2901

                   RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30

Date of reporting period: 11/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
TAX-EXEMPT HIGH INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH YIELD GENERALLY
EXEMPT FROM FEDERAL INCOME TAXES.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   45

Statement of Operations............   46

Statements of Changes in Net
  Assets...........................   47

Financial Highlights...............   48

Notes to Financial Statements......   51

Report of Independent Registered
  Public Accounting Firm...........   67

Federal Income Tax Information.....   69

Board Members and Officers.........   71

Proxy Voting.......................   75




--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Tax-Exempt High Income Fund (the Fund) Class A Shares gained
  17.85% (excluding sales charge) for the 12 months ended Nov. 30, 2009.

> The Fund outperformed the Barclays Capital Municipal Bond 3 Plus Year Index, which rose 15.63% for the period.

> The Fund also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which increased 16.97% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Tax-Exempt High
  Income Fund
  Class A (excluding sales
  charge)                         +17.85%   +2.42%   +3.26%   +4.41%
---------------------------------------------------------------------
Barclays Capital Municipal Bond
  3 Plus Year Index (unmanaged)   +15.63%   +4.13%   +4.60%   +5.86%
---------------------------------------------------------------------
Lipper General Municipal Debt
  Funds Index                     +16.97%   +2.40%   +3.54%   +4.84%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT NOV. 30, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/7/79)                   +17.85%   +2.42%   +3.26%   +4.41%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +17.28%   +1.65%   +2.52%   +3.62%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +16.98%   +1.58%   +2.48%     N/A      +3.65%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  5/7/79)                   +12.24%   +0.78%   +2.26%   +3.90%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +12.28%   +0.73%   +2.17%   +3.62%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +15.98%   +1.58%   +2.48%     N/A      +3.65%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                    X     HIGH
                    X     MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)      18 years
--------------------------------------
Effective duration(2)        7.5 years
--------------------------------------
Weighted average bond
  rating(3)                        AA-
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a tax-exempt fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.


--------------------------------------------------------------------------------
4  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Tax-Exempt High Income Fund (the Fund) Class A Shares gained 17.85% (excluding sales charge) for the 12 months ended Nov. 30, 2009. The Fund outperformed the Barclays Capital Municipal Bond 3 Plus Year Index (Barclays 3 Plus Index), which rose 15.63% for the period. The Fund also outperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which increased 16.97% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Generating solid double-digit absolute returns, the tax-exempt fixed income market significantly outpaced the taxable fixed income market for the annual period. Such strong performance, however, masks what were two distinct portions during the 12 months ended Nov. 30, 2009 for the tax-exempt fixed income market.

At the start of the annual period in December 2008, the tax-exempt bond market faced significant challenges. The market was still reeling from events of the prior couple of months, beginning in mid-September when the bankruptcy of Lehman Brothers forced a number of financial institutions to go out of business, to merge or to be taken over by the U.S. government. Liquidity dried up and demand for municipal bonds dramatically slowed, as the institutional buyer base shrunk considerably due to consolidation within the industry and balance sheet pressures among the survivors. There was a great deal of deleveraging by mutual funds, forced selling by hedge funds, and after-shocks from the unwinding of tender option bond programs.* Investors grew increasingly

TOP TEN STATES (at Nov. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

California                                 15.6%
------------------------------------------------
New York                                    8.2%
------------------------------------------------
Illinois                                    6.8%
------------------------------------------------
Massachusetts                               6.4%
------------------------------------------------
Minnesota                                   6.2%
------------------------------------------------
Washington                                  5.1%
------------------------------------------------
Texas                                       4.4%
------------------------------------------------
Wisconsin                                   4.2%
------------------------------------------------
Louisiana                                   3.8%
------------------------------------------------
Florida                                     3.8%
------------------------------------------------




--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



cautious. At the same time, supply was largely sidelined and/or postponed due to the lack of demand. Given these difficult conditions, by the end of December the ratio of 10-year municipal bond yields to 10-year Treasury yields had reached a new all-time high of 186%. The slope of the tax-exempt bond yield curve steepened significantly, as short-term tax-exempt yields, driven largely by the Federal Reserve System's (the Fed's) dramatic interest rate cuts declined, and longer-dated municipal bond yields rose.

Demand for municipal securities began to increase in January 2009, boosted by the entry or re-entry of several big name crossover, institutional and individual buyers into the tax-exempt market and by the introduction of several federal stimulus programs. For example, the American Recovery and Reinvestment Act (ARRA), signed into law in February 2009, created new demand for municipal bonds via provisions that altered the Tax Equity and Fiscal Responsibility Act (TEFRA) of 1982 and the Tax Reform Act (TRA) of 1986. Among ARRA's provisions were those that increased the limits on bank qualified(**) bonds, provided relief in the Alternative Minimum Tax (AMT) rules, expanded tax-exempt financing opportunities for select manufacturing facilities and created new forms of tax-exempt bonds. ARRA also created a new Build America Bond program, which authorizes state and local governments to issue

QUALITY BREAKDOWN (at Nov. 30, 2009; % of portfolio assets
excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA bonds                                  28.5%
------------------------------------------------
AA bonds                                   19.0%
------------------------------------------------
A bonds                                    30.6%
------------------------------------------------
BBB bonds                                  15.6%
------------------------------------------------
Non-investment grade bonds                  3.6%
------------------------------------------------
Non-rated bonds                             2.7%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 3.7% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Build America Bonds as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt government bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. This new program was intended to assist state and local governments in financing capital projects at lower borrowing costs as well as to stimulate the economy and create jobs. It also would take supply out of the municipal bond market, particularly at the longer end of the tax-exempt bond yield curve. The first Build America Bond deal came to market in April 2009.

Following an unprecedented stretch of positive performance in the tax-exempt fixed income market during the third calendar quarter, the market sold off in October as growing supply and ebbing demand moved yields higher. November, however, saw a rebound, albeit a modest one, as tax-exempt bond returns moved back into positive territory amidst improved macroeconomic trends and still healthy demand.

As the municipal bond market rallied year-to-date overall, yields were driven lower across the tax-exempt fixed income yield curve (spectrum of maturities). During these same eleven months, flows into municipal bond mutual funds were very strong, as expectations of higher marginal personal income tax rates ahead and concerns regarding reduced municipal bond supply dominated. Indeed, demand in excess of $72.2 billion surged into municipal bond funds year-to-date through Nov. 30, 2009 dramatically overtaking the annual record of $28.6 billion set in 2003. Lower quality


  Importantly, despite headlines regarding municipal and state budget gaps, in our view, the credit quality of the U.S. tax-exempt market generally remained in sound condition compared to other fixed income classes during the annual period and the default rate among issuers remained historically low.






--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



municipal bonds outperformed their higher quality counterparts, and longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities. The ratio of 10-year municipal bond yields to 10-year Treasury yields plummeted in 2009 year-to-date through Nov. 30 to approximately 87%, still somewhat above the historical average and thus remaining attractive.

For the annual period as a whole, yields declined across the tax-exempt bond yield curve. The yield curve steepened, as yields fell more at the shorter-term end of the yield curve than at the longer-term end.

As tax-exempt bond yields were being driven lower during the annual period overall, the Fund benefited from having a longer duration than the Barclays 3 Plus Index. Further boosting the Fund's results relative to the Barclays 3 Plus Index was its significant allocation to bonds rated A and BBB across a variety of sectors, as spreads -- the difference in yields between these lower-quality securities and AAA-rated municipals -- tightened significantly during the annual period. As a result, A-rated and BBB-rated credits materially outperformed higher quality tax-exempt bonds for the annual period.

Having sizable exposure to health care and non-enhanced municipal tobacco bonds contributed positively to Fund results, as both of these areas outpaced the broader tax-exempt bond market during the annual period. Issue selection within non-enhanced municipal tobacco bonds also helped. Further contributing to Fund results was an exposure to bonds subject to the Alternative Minimum Tax (AMT), as the spreads between municipal bonds subject to the AMT and those that are not tightened materially during the 12-month period. Exposure to tender option bond programs, beginning in October 2009, also added to Fund performance, as these securities performed well given the steepness of the yield curve.

Detracting somewhat from Fund results was our having sold its holdings in prepaid natural gas municipal bonds (bonds issued by a utility in an amount sufficient to pay a gas supplier for gas at an agreed upon upfront fixed price) early in 2009, as these bonds then outperformed the broad municipal bond market in the subsequent months. Similarly, having a less-than-benchmark allocation to the Industrial Development Revenue (IDR) and Pollution Control Revenue (PCR) bonds, which outperformed

--------------------------------------------------------------------------------
8  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the Barclays 3 Plus Index during the annual period, hurt. IDR/PCR bonds are private activity bonds backed by a corporation. Individual issue selection within utilities also hurt the Fund's results.

Finally, a short Treasury future position held during the last three months of the annual period detracted modestly from the Fund's performance. Treasury rates rallied in the renewed flight to safety when the city-state of Dubai called for a delay of six months on any debt repayment from its Dubai World industrial conglomerate. The fear was that losses in the small emirate, which has drawn wealthy tourists from around the globe in the past decade, could imperil a nascent economic rebound.

CHANGES TO THE FUND'S PORTFOLIO
Overall, we increased the Fund's exposure to bonds rated A and BBB and decreased exposure to bonds rated AA and AAA, as we sought to capture the upside of the rally in lower quality bonds during the annual period. In implementing this strategy, we increased the Fund's allocations to the higher education, water and sewer, health care and tobacco areas and to state general obligations. We correspondingly decreased the Fund's exposure to IDR/PCR bonds as well as to pre-refunded*** bonds and local general obligation debt.

As mentioned, we also established a short Treasury future position in September and a modest tender option bond position in October.

OUR FUTURE STRATEGY
At the end of November, we viewed the prospects for the tax-exempt bond market to be quite attractive. We believed that the tax-exempt bond market would continue to outperform U.S. Treasury securities, due primarily to favorable supply/demand technical factors. Demand was anticipated to remain strong, given widespread expectations for higher federal, and in many cases, state and local, income taxes. At the same time, new issuance of tax-exempt municipal bonds was down materially year-to-date through Nov. 30, 2009, a trend, we believed, that was likely to continue for some time. Such declining supply was due in part to the effect of the Build America Bonds.

Importantly, despite headlines regarding municipal and state budget gaps, in our view, the credit quality of the U.S. tax-exempt market generally remained in sound condition compared to other fixed income classes

--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



during the annual period and the default rate among issuers remained historically low.

We believe the Fed is likely to keep the targeted federal funds rate in the near-zero range for an extended period of time, and so we expect to maintain the Fund's duration longer than that of the Barclays 3 Plus Index. Given our view of market conditions, we also believe that the tax-exempt bond yield curve may well flatten as we move into 2010. Thus, we currently intend to maintain the Fund's yield curve flattening bias for the near term.

As we expect credit quality spreads to continue tightening over the coming months, we intend to seek lower-rated investment grade bonds, i.e., those with ratings in the A and BBB categories. We currently expect to maintain the Fund's allocation to bonds in these credit categories at a moderately greater weighting than the Barclays 3 Plus Index. We intend to only opportunistically invest in city and local municipal debt, as the pressures of lower property values are likely to heighten before they ease. We will, of course, continue to carefully monitor the fundamentals of the issuers and their budgets, seeking to avoid bonds issued by those under ratings pressure.

As always, and ever more so in the current environment, deep research resources, a forward-looking investment process and a truly actively managed portfolio are keys, in our view, to meeting the Fund's investment objective over the long term. Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes as possible with only modest risk.

Catherine Stienstra
Portfolio Manager


--------------------------------------------------------------------------------
10  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



  *Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as a "carry trade."
 **Bank Qualified bonds are issued by communities that qualify as "small issuers," i.e. issuers that issue no more than $10 million worth of tax-exempt bonds annually. ARRA increased the limit on the amount of Bank Qualified bonds that can be designated by a "small issuer" during calendar years 2009 and 2010 from $10 million per year to $30 million per year.
***Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value -- sometimes significantly.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the funds in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any funds in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt High Income Fund Class A shares (from 12/1/99 to 11/30 09) as compared to the performance of the Barclays Capital Municipal Bond 3 Plus Year Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Nov. 30, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,224   $10,235   $11,181    $14,661
------------------------------------------------------------------------------------------
     Average annual total return                    +12.24%    +0.78%    +2.26%     +3.90%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND 3 PLUS YEAR INDEX(1)
     Cumulative value of $10,000                    $11,563   $11,289   $12,520    $17,668
------------------------------------------------------------------------------------------
     Average annual total return                    +15.63%    +4.13%    +4.60%     +5.86%
------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,697   $10,738   $11,899    $16,042
------------------------------------------------------------------------------------------
     Average annual total return                    +16.97%    +2.40%    +3.54%     +4.84%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND LINE GRAPH)

                     RIVERSOURCE TAX-EXEMPT
                           HIGH INCOME         BARCLAYS CAPITAL
                           FUND CLASS           MUNICIPAL BOND     LIPPER GENERAL
                           A (INCLUDES              3 PLUS         MUNICIPAL DEBT
                          SALES CHARGE)          YEAR INDEX(1)     FUNDS INDEX(2)
                     ----------------------    ----------------    --------------
11/99                        $ 9,525                $10,000            $10,000
2/00                           9,514                  9,988              9,965
5/00                           9,568                 10,098             10,045
8/00                          10,051                 10,723             10,612
11/00                         10,150                 10,869             10,727
2/01                          10,465                 11,303             11,138
5/01                          10,520                 11,394             11,200
8/01                          10,957                 11,860             11,678
11/01                         10,870                 11,847             11,583
2/02                          11,043                 12,086             11,780
5/02                          11,116                 12,155             11,840
8/02                          11,522                 12,617             12,225
11/02                         11,383                 12,624             12,176
2/03                          11,780                 13,061             12,561
5/03                          12,094                 13,500             12,955
8/03                          11,741                 13,022             12,540
11/03                         12,110                 13,518             13,008
2/04                          12,450                 13,944             13,365
5/04                          12,052                 13,484             12,949
8/04                          12,458                 14,021             13,397
11/04                         12,492                 14,111             13,482
2/05                          12,701                 14,395             13,756
5/05                          12,884                 14,655             13,973
8/05                          13,036                 14,837             14,153
11/05                         12,897                 14,700             14,031
2/06                          13,128                 14,987             14,312
5/06                          13,077                 14,931             14,288
8/06                          13,360                 15,296             14,618
11/06                         13,645                 15,649             14,939
2/07                          13,716                 15,759             15,033
5/07                          13,666                 15,675             14,977
8/07                          13,523                 15,621             14,823
11/07                         13,758                 16,044             15,103
2/08                          13,171                 15,448             14,490
5/08                          13,833                 16,244             15,190
8/08                          13,750                 16,292             15,111
11/08                         12,439                 15,280             13,714
2/09                          13,156                 16,245             14,450
5/09                          13,888                 16,799             15,153
8/09                          14,293                 17,248             15,623
11/09                         14,661                 17,668             16,042




(1) The Barclays Capital Municipal Bond 3 Plus Year Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                 JUNE 1, 2009  NOV. 30, 2009  THE PERIOD(a)  EXPENSE RATIO(b)
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,055.60        $4.01(d)          .77%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.44        $3.94(d)          .77%
---------------------------------------------------------------------------------------------

Class B
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,054.10        $7.96(d)         1.53%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.59        $7.82(d)         1.53%
---------------------------------------------------------------------------------------------

Class C
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,051.60        $7.90(d)         1.52%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.64        $7.77(d)         1.52%
---------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Annualized expense ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. The ratios excluding interest and fee expense were 0.76% for Class A, 1.52% for Class B and 1.51% for Class C.
(c) Based on the actual return for the six months ended Nov. 30, 2009: +5.56% for Class A, +5.41% for Class B and +5.16% for Class C.
(d) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2011, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds, and interest and fee expenses related to the Fund's participation in certain inverse floater programs), will not exceed 0.77% for Class A, 1.53% for Class B and 1.52% for Class C. Any amounts waived will not be reimbursed by the Fund. This change was effective Dec. 1, 2009. Had this change been in place for the entire six month period ended Nov. 30, 2009, the actual expenses paid would have been $4.06 for Class A, $8.02 for Class B and $7.95 for Class C; the hypothetical expenses paid would have been $4.00 for Class A, $7.87 for Class B and $7.82 for Class C.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

NOV. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


MUNICIPAL BONDS (97.9%)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
ALABAMA (0.5%)
City of Huntsville
 Unlimited General Obligation Refunding Warrants
 Series 2002D
 11-01-14                            5.50%           $3,425,000            $3,857,304
City of Mobile
 Unlimited General Obligation Warrants
 Series 2001 (AMBAC)
 02-15-12                            4.75             1,000,000             1,062,660
County of Jefferson
 Revenue Bonds
 Series 2004A
 01-01-23                            5.25             7,500,000             6,246,900
                                                                      ---------------
Total                                                                      11,166,864
-------------------------------------------------------------------------------------

ALASKA (0.1%)
Alaska Energy Authority
 Refunding Revenue Bonds
 Bradley Lake
 3rd Series 1999 (FSA)
 07-01-14                            6.00             2,000,000             2,309,540
-------------------------------------------------------------------------------------

ARIZONA (1.9%)
Arizona Health Facilities Authority
 Revenue Bonds
 Banner Health
 Series 2008D
 01-01-32                            5.38            29,200,000            29,360,016
City of Tucson
 Refunding Revenue Bonds
 Series 2002 (NPFGC/FGIC)
 07-01-13                            5.50             2,380,000             2,668,646
 07-01-14                            5.50             1,500,000             1,681,920
Maricopa County Industrial Development Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004A
 07-01-23                            5.38             2,500,000             2,549,150
 07-01-26                            5.50             5,000,000             5,078,600
Scottsdale Industrial Development Authority
 Refunding Revenue Bonds
 Scottsdale Health Care
 Series 2008A
 09-01-30                            5.25             1,750,000             1,591,363
                                                                      ---------------
Total                                                                      42,929,695
-------------------------------------------------------------------------------------

ARKANSAS (0.2%)
County of Washington
 Revenue Bonds
 Construction Regional Medical Center
 Series 2005A
 02-01-35                            5.00             4,250,000             3,676,590
-------------------------------------------------------------------------------------

CALIFORNIA (15.7%)
Anaheim Public Financing Authority
 Revenue Bonds
 Series 2007 (NPFGC)
 02-01-33                            4.75             6,000,000             5,859,540
California Health Facilities Financing Authority
 Refunding Revenue Bonds
 Cedars-Sinai Medical Center
 Series 2005
 11-15-34                            5.00             1,000,000               900,010
California Health Facilities Financing Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004G
 07-01-23                            5.25             4,790,000             4,836,367


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
California Health Facilities Financing Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006A
 04-01-39                            5.25%           $4,500,000            $4,212,675
California Health Facilities Financing Authority
 Revenue Bonds
 Providence Health & Services
 Series 2008C
 10-01-28                            6.25             2,000,000             2,229,560
 10-01-38                            6.50             8,000,000             8,866,080
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006H (FGIC) A.M.T.
 08-01-30                            5.75             6,975,000             7,229,169
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006K A.M.T.
 02-01-42                            5.50            10,725,000            10,826,350
California Municipal Finance Authority
 Revenue Bonds
 Biola University
 Series 2008
 10-01-34                            5.88             4,000,000             4,029,760
California State Department of Water Resources
 Revenue Bonds
 Power Supply
 Series 2008H
 05-01-22                            5.00             5,000,000             5,343,200
California Statewide Communities Development Authority
 Revenue Bonds
 CHF -- Irvine LLC -- UCI East Campus
 Series 2008
 05-15-32                            5.75             5,500,000             5,305,135
California Statewide Communities Development Authority
 Revenue Bonds
 Daughters of Charity Health
 Series 2005A
 07-01-30                            5.25            20,000,000            17,763,800
California Statewide Communities Development Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006B
 03-01-45                            5.25            13,000,000            12,021,620
California Statewide Communities Development Authority
 Revenue Bonds
 Sutter Health
 Series 2002B
 08-15-28                            5.50             2,000,000             2,013,300
California Statewide Communities Development Authority
 Revenue Bonds
 Thomas Jefferson School of Law
 Series 2008A
 10-01-38                            7.25             4,000,000             4,024,000
Chabot-Las Positas Community College District
 Unlimited General Obligation Bonds
 Capital Appreciation Election of 2004
 Zero Coupon
 Series 2006B (AMBAC)
 08-01-18                            4.65             1,500,000(l)          1,015,005
City of Long Beach
 Refunding Revenue Bonds
 Series 2005A (NPFGC) A.M.T.
 05-15-20                            5.00             2,520,000             2,538,245
 05-15-21                            5.00             5,000,000             4,990,400
City of San Jose
 Revenue Bonds
 Series 2001A (NPFGC/FGIC)
 03-01-31                            5.00             5,690,000             5,459,384
City of San Jose
 Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 03-01-15                            5.00             3,000,000             3,186,390
 03-01-16                            5.00             3,000,000             3,146,910
City of Vernon
 Revenue Bonds
 Series 2009A
 08-01-21                            5.13             2,500,000             2,601,950


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
Foothill-De Anza Community College District
 Unlimited General Obligation Bonds
 Series 2007A (AMBAC)
 08-01-27                            5.00%           $1,500,000            $1,565,895
Fremont Union High School District/Santa Clara County
 Unlimited General Obligation Bonds
 Election of 2008
 Series 2008
 08-01-30                            4.75             3,925,000             3,919,623
Golden State Tobacco Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2007A-1
 06-01-47                            5.75             4,000,000             2,877,480
Golden State Tobacco Securitization Corporation
 Prerefunded Revenue Bonds
 Series 2003A-1
 06-01-40                            6.63             5,100,000             5,991,888
Lakeside Union Elementary School District
 Unlimited General Obligation Bonds
 Series 2009
 08-01-33                            5.00             5,000,000             4,972,200
Lammersville School District Community Facilities
 Special Tax Bonds
 Mountain House
 Series 2006
 09-01-35                            5.13               875,000               654,526
Los Angeles Department of Water & Power
 Revenue Bonds
 Series 2003A (NPFGC/FGIC)
 07-01-43                            5.00            11,750,000            11,524,518
Los Angeles Unified School District
 Unlimited General Obligation Bonds
 Series 2009I
 07-01-29                            5.00             4,800,000             4,943,520
Los Angeles Unified School District
 Unlimited General Obligation Refunding Bonds
 Series 2002 (NPFGC)
 07-01-16                            5.75             5,000,000             5,878,100
Orange Unified School District Community Facilities
 Special Tax Bonds
 #2005-2 Del Rio School Facilities
 Series 2007
 09-01-37                            5.00             1,000,000               738,190
San Diego Public Facilities Financing Authority
 Revenue Bonds
 Series 2009A
 05-15-34                            5.25             4,500,000             4,590,675
San Diego Unified School District
 Unlimited General Obligation Bonds
 Election of 1998
 Series 2002D (FGIC)
 07-01-27                            5.00             8,000,000             8,701,120
San Francisco City & County Airports Commission
 Revenue Bonds
 2nd Series 2000-25 (FSA) A.M.T.
 05-01-14                            5.75             3,250,000             3,321,728
 05-01-15                            5.75             3,450,000             3,526,142
 05-01-16                            5.88             3,660,000             3,728,515
San Francisco City & County Airports Commission
 Revenue Bonds
 2nd Series 2000-26A (NPFGC/FGIC) A.M.T.
 05-01-22                            5.25            14,150,000            14,176,036
San Francisco City & County Redevelopment Agency
 Tax Allocation Bonds
 Mission Bay South Redevelopment
 Series 2009D
 08-01-31                            6.50               500,000               516,235
 08-01-39                            6.63             1,000,000             1,030,750
San Jose Redevelopment Agency
 Refunding Tax Allocation Bonds
 Merged Area Redevelopment Project
 Series 2004A (NPFGC)
 08-01-18                            4.54             4,000,000             4,003,600
Simi Valley School Financing Authority
 Refunding Revenue Bonds
 University School District
 Series 2007 (FSA)
 08-01-23                            5.00             1,500,000             1,637,715


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
State of California
 Refunding Unlimited General Obligation Bonds
 Series 2007
 08-01-30                            4.50%          $18,900,000           $16,253,433
State of California
 Unlimited General Obligation Bonds
 Series 2003
 02-01-21                            5.00             4,625,000             4,713,708
State of California
 Unlimited General Obligation Bonds
 Series 2008
 08-01-34                            5.00             5,000,000             4,532,900
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2003
 11-01-22                            5.00             5,000,000             5,061,850
 11-01-24                            5.13             8,000,000             8,064,000
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2005
 06-01-35                            4.75             2,500,000             2,135,000
 08-01-35                            5.00             2,000,000             1,794,920
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2007
 06-01-37                            5.00            13,145,000            11,593,627
 11-01-37                            5.00            15,000,000            13,218,150
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2009
 04-01-31                            5.75            23,000,000            23,396,749
 04-01-38                            6.00            17,500,000            17,810,975
State of California
 Unlimited General Obligation Bonds
 Zero Coupon
 Series 1991-33 (NPFGC)
 10-01-11                            3.83            20,800,000(l)         20,486,128
State of California
 Unlimited General Obligation Refunding Bonds
 Various Purpose
 Series 2008
 04-01-38                            5.00             1,015,000               891,150
State of California
 Unrefunded Unlimited General Obligation Bonds
 Series 2004
 04-01-29                            5.30                 6,000                 5,922
Turlock Irrigation District
 Certificate of Participation
 Series 2003A (NPFGC)
 01-01-33                            5.00             4,450,000             4,330,963
University of California
 Revenue Bonds
 Series 2009O
 05-15-39                            5.25             7,700,000             8,056,125
Walnut Energy Center Authority
 Revenue Bonds
 Series 2004A (AMBAC)
 01-01-29                            5.00             9,365,000             9,353,200
                                                                      ---------------
Total                                                                     358,396,106
-------------------------------------------------------------------------------------

COLORADO (1.5%)
Baptist Road Rural Transportation Authority
 Revenue Bonds
 Series 2007
 12-01-17                            4.80             1,000,000               790,180
 12-01-22                            4.95             2,000,000             1,376,060
 12-01-26                            5.00             2,000,000             1,268,720
City of Loveland
 Prerefunded Unlimited General Obligation Bonds
 Special Improvement District #1
 Series 2000
 07-01-29                            7.50             4,500,000             4,764,645
Colorado Health Facilities Authority
 Refunding Revenue Bonds
 Valley View Hospital Association
 Series 2008
 05-15-28                            5.50             5,745,000             5,582,761


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
COLORADO (CONT.)
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2005
 06-01-23                            5.25%           $1,200,000            $1,175,028
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2009A
 06-01-38                            6.13             2,500,000             2,488,300
North Range Metropolitan District #1
 Prerefunded Limited General Obligation Bonds
 Series 2001
 12-15-31                            7.25            12,070,000            13,533,125
North Range Metropolitan District #2
 Limited Tax General Obligation Bonds
 Series 2007
 12-15-27                            5.50             2,765,000             2,049,252
 12-15-37                            5.50             3,100,000             2,111,751
                                                                      ---------------
Total                                                                      35,139,822
-------------------------------------------------------------------------------------

CONNECTICUT (0.1%)
Connecticut State Health & Educational Facility Authority
 Revenue Bonds
 Yale University
 Series 2008-Z3
 07-01-42                            5.05             3,000,000             3,142,230
-------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.2%)
Metropolitan Washington Airports Authority
 Refunding Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 10-01-22                            4.75             4,250,000             4,151,145
-------------------------------------------------------------------------------------

FLORIDA (3.8%)
Brevard County Health Facilities Authority
 Revenue Bonds
 Health First Incorporated Project
 Series 2005
 04-01-24                            5.00             2,300,000             2,242,408
 04-01-34                            5.00            27,500,000            24,225,299
Florida State Board of Education
 Unlimited General Obligation Bonds
 Capital Outlay 2008
 Series 2009B
 06-01-26                            5.00             5,525,000             5,962,746
 06-01-27                            5.00             5,800,000             6,226,300
Florida State Board of Education
 Unlimited General Obligation Refunding Bonds
 Capital Outlay
 Series 2004B
 06-01-24                            5.00             5,500,000             5,817,680
Harbor Bay Community Development District
 Special Assessment Bonds
 Series 2001B
 05-01-10                            6.35             2,815,000             2,418,958
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2002B
 11-15-23                            5.25            10,300,000            11,564,840
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006C
 11-15-36                            5.25               215,000               256,557
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-21                            5.13                70,000                82,969
 11-15-32                            5.13               465,000               551,151
Highlands County Health Facilities Authority
 Unrefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-32                            5.13            12,505,000            11,666,040
Jacksonville Health Facilities Authority
 Revenue Bonds
 Brooks Health System
 Series 2007
 11-01-38                            5.25             5,000,000             4,696,150


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
FLORIDA (CONT.)
Sarasota County Health Facilities Authority
 Refunding Revenue Bonds
 Village on the Isle Project
 Series 2007
 01-01-14                            5.00%           $1,500,000            $1,509,285
Seminole Indian Tribe of Florida
 Revenue Bonds
 Series 2007A
 10-01-27                            5.25             3,000,000(d)          2,685,810
State of Florida
 Refunding Revenue Bonds
 Department of Environmental Protection
 Series 1997B (AMBAC)
 07-01-12                            6.00             2,500,000             2,784,950
Tampa Bay Water Utility System
 Improvement Refunding Revenue Bonds
 Series 2001A (NPFGC/FGIC)
 10-01-12                            4.50             5,000,000             5,285,550
                                                                      ---------------
Total                                                                      87,976,693
-------------------------------------------------------------------------------------

GEORGIA (1.0%)
Appling County Development Authority
 Revenue Bonds
 Georgia Power Company Plant Hatch Project
 Series 2006 (AMBAC)
 07-01-16                            4.40            13,000,000            13,484,510
City of Atlanta
 Revenue Bonds
 Series 2001A (NPFGC)
 11-01-39                            5.00             6,050,000             5,568,360
Fulton County Development Authority
 Revenue Bonds
 Georgia Tech Athletic Association
 Series 2001 (AMBAC)
 10-01-12                            5.50             2,385,000             2,582,788
Fulton County Development Authority
 Revenue Bonds
 Georgia Tech Foundation Funding
 Series 2002A
 11-01-13                            5.25             1,105,000             1,207,975
                                                                      ---------------
Total                                                                      22,843,633
-------------------------------------------------------------------------------------

HAWAII (0.7%)
Hawaii State Department of Budget & Finance
 Refunding Revenue Bonds
 Electric Company & Subsidiary Project
 Series 2003B (XLCA) A.M.T.
 12-01-22                            5.00            12,500,000            12,173,750
Hawaii State Department of Budget & Finance
 Revenue Bonds
 15 Craigside Project
 Series 2009A
 11-15-29                            8.75             1,000,000             1,062,750
 11-15-44                            9.00             3,000,000             3,167,280
                                                                      ---------------
Total                                                                      16,403,780
-------------------------------------------------------------------------------------

IDAHO (0.3%)
Idaho Health Facilities Authority
 Revenue Bonds
 Trinity Health Group
 Series 2008B
 12-01-33                            6.25             6,000,000             6,479,700
-------------------------------------------------------------------------------------

ILLINOIS (6.9%)
City of Chicago
 Unlimited General Obligation Refunding Bonds
 Capital Appreciation
 Zero Coupon
 Series 2009C
 01-01-23                            5.10             4,900,000(l)          2,570,883
 01-01-25                            5.38             2,000,000(l)            930,080
 01-01-27                            5.59             3,000,000(l)          1,229,370
Illinois Finance Authority
 Refunding Revenue Bonds
 Commonwealth Edison Company
 Series 1994 (AMBAC TCRS)
 01-15-14                            5.85             4,500,000             4,986,585
Illinois Finance Authority
 Revenue Bonds
 Central Dupage Health
 Series 2009
 11-01-27                            5.00             5,500,000             5,473,985
 11-01-39                            5.25             4,000,000             3,848,160


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
ILLINOIS (CONT.)
Illinois Finance Authority
 Revenue Bonds
 Northwest Community Hospital
 Series 2008A
 07-01-33                            5.38%           $4,000,000            $4,072,720
Illinois Finance Authority
 Revenue Bonds
 Northwestern Memorial Hospital
 Series 2009A
 08-15-30                            5.75             2,000,000             2,147,520
Illinois Finance Authority
 Revenue Bonds
 Northwestern Memorial Hospital
 Series 2009B
 08-15-30                            5.75            10,000,000            10,737,600
Illinois Finance Authority
 Revenue Bonds
 Riverside Health System
 Series 2009
 11-15-35                            6.25             4,000,000             4,116,320
Illinois Finance Authority
 Revenue Bonds
 Rush University Medical Center
 Series 2009C
 11-01-39                            6.63             7,250,000             7,782,295
Illinois Finance Authority
 Revenue Bonds
 Sedgebrook Incorporated Facility
 Series 2007A
 11-15-11                            5.50             1,000,000(b)            399,800
Illinois Finance Authority
 Revenue Bonds
 Sherman Health System
 Series 2007A
 08-01-37                            5.50             7,000,000             6,312,320
Illinois Finance Authority
 Revenue Bonds
 Silver Cross & Medical Centers
 Series 2009
 08-15-38                            6.88            31,300,000            32,634,318
Illinois Finance Authority
 Revenue Bonds
 South Suburban
 Series 1992 Escrowed to Maturity
 02-15-18                            7.00             3,025,000             3,660,190
Illinois Finance Authority
 Subordinated Revenue Bonds
 Regency
 Zero Coupon
 Series 1990 Escrowed to Maturity
 04-15-20                            7.75            68,000,000(l)         45,673,559
Metropolitan Pier & Exposition Authority
 Revenue Bonds
 McCormick Place Expansion
 Series 2002A (NPFGC)
 06-15-42                            5.25            13,400,000            13,468,340
Village of Gilberts
 Prerefunded Special Tax Bonds
 Big Timber Project
 Series 2001
 03-01-30                            7.88             3,407,000             3,784,359
Will County Community Unit School District
 #365 -- Valley View
 Unlimited General Obligation Bonds
 Zero Coupon
 Series 1997B Escrowed to Maturity (FSA)
 11-01-16                            4.60             3,165,000(l)          2,566,214
                                                                      ---------------
Total                                                                     156,394,618
-------------------------------------------------------------------------------------

INDIANA (1.3%)
Indiana Finance Authority
 Refunding Revenue Bonds
 Sisters of St. Francis Health
 Series 2008
 11-01-32                            5.38             4,000,000             4,006,840
Indiana Finance Authority
 Revenue Bonds
 Parkview Health System
 Series 2009A
 05-01-31                            5.75             3,500,000             3,555,755


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
INDIANA (CONT.)
Indiana Finance Authority
 Revenue Bonds
 State Revolving Fund Program
 Series 2006A
 02-01-25                            5.00%           $8,000,000            $8,497,040
Indiana Health & Educational Facilities Financing Authority
 Refunding Revenue Bonds
 Clarian Health Obligation Group
 Series 2006B
 02-15-33                            5.00             5,950,000             5,332,568
Indiana Health & Educational Facilities Financing Authority
 Revenue Bonds
 Clarian Health Obligation
 Series 2006A
 02-15-36                            5.00             4,375,000             3,906,044
Indiana Housing Finance Authority
 Revenue Bonds
 Series 2001B-3 (GNMA/FNMA) A.M.T.
 07-01-33                            5.55             1,675,000             1,680,678
Indiana Housing Finance Authority
 Revenue Bonds
 Series 2002A (GNMA/FNMA) A.M.T.
 01-01-33                            5.45               250,000               256,648
St. Joseph County Hospital Authority
 Revenue Bonds
 Memorial Hospital of South Bend
 Series 1980 Escrowed to Maturity
 06-01-10                            9.40               260,000               270,894
Vigo County Hospital Authority
 Revenue Bonds
 Union Hospital Incorporated
 Series 2007
 09-01-37                            5.70             3,950,000(d,m)        3,079,104
                                                                      ---------------
Total                                                                      30,585,571
-------------------------------------------------------------------------------------

IOWA (0.6%)
Iowa Finance Authority
 Refunding Revenue Bonds
 Correctional Facility Program
 Series 2002 (NPFGC)
 06-15-13                            5.38             6,000,000             6,815,880
Iowa Finance Authority
 Revenue Bonds
 Mortgage-backed Securities Program
 Series 2001C (GNMA/FNMA) A.M.T.
 07-01-33                            5.50             6,400,000             6,418,368
                                                                      ---------------
Total                                                                      13,234,248
-------------------------------------------------------------------------------------

KENTUCKY (1.2%)
Kentucky Economic Development Finance Authority
 Revenue Bonds
 Louisville Arena Sub
 Series 2008A-1 (Assured Guaranty)
 12-01-33                            6.00             3,200,000             3,470,144
Louisville/Jefferson County Metropolitan Government
 Revenue Bonds
 Jewish Hospital St. Mary's Healthcare
 Series 2008
 02-01-27                            5.75            24,000,000            24,722,640
                                                                      ---------------
Total                                                                      28,192,784
-------------------------------------------------------------------------------------

LOUISIANA (3.9%)
Louisiana State Citizens Property Insurance Corporation
 Revenue Bonds
 Series 2006B (AMBAC)
 06-01-16                            5.00             9,500,000             9,987,635
New Orleans Aviation Board
 Revenue Bonds
 Consolidated Rental Car
 Series 2009A
 01-01-40                            6.50            15,750,000(e)         15,584,625
Parish of St. John the Baptist
 Revenue Bonds
 Marathon Oil Corporation
 Series 2007A
 06-01-37                            5.13             5,850,000             5,094,063


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
LOUISIANA (CONT.)
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2001B
 05-15-30                            5.50%          $30,225,000           $29,851,419
 05-15-39                            5.88            31,270,000            27,788,711
                                                                      ---------------
Total                                                                      88,306,453
-------------------------------------------------------------------------------------

MAINE (0.1%)
Maine State Housing Authority
 Revenue Bonds
 Series 2003A-2 A.M.T.
 11-15-32                            5.00             3,000,000             2,892,780
-------------------------------------------------------------------------------------

MARYLAND (0.7%)
City of Brunswick
 Special Tax Bonds
 Brunswick Crossing Special Taxing
 Series 2006
 07-01-36                            5.50             7,000,000             4,898,530
Maryland Economic Development Corporation
 Revenue Bonds
 University of Maryland College Park Projects
 Series 2008
 06-01-33                            5.75             1,600,000             1,603,200
Maryland Health & Higher Educational Facilities Authority
 Revenue Bonds
 Anne Arundel Health System
 Series 2009A
 07-01-39                            6.75             5,000,000             5,651,550
Maryland Health & Higher Educational Facilities Authority
 Revenue Bonds
 Washington County Hospital
 Series 2008
 01-01-33                            5.75             3,495,000             3,424,820
                                                                      ---------------
Total                                                                      15,578,100
-------------------------------------------------------------------------------------

MASSACHUSETTS (6.5%)
Boston Water & Sewer Commission
 Revenue Bonds
 Series 2004A
 11-01-22                            5.00             5,435,000             5,910,236
Commonwealth of Massachusetts
 Limited General Obligation Refunding Bonds
 Series 2004B
 08-01-22                            5.25               500,000               589,180
 08-01-28                            5.25             3,000,000             3,528,990
Commonwealth of Massachusetts
 Refunding Revenue Bonds
 Series 2005 (NPFGC/FGIC)
 01-01-27                            5.50             4,500,000             5,142,690
 01-01-28                            5.50             7,500,000             8,541,525
Massachusetts Bay Transportation Authority
 Revenue Bonds
 Series 2005A
 07-01-30                            5.00             1,450,000             1,600,278
 07-01-31                            5.00             3,000,000             3,271,110
Massachusetts Development Finance Agency
 Prerefunded Revenue Bonds
 Briarwood
 Series 2001B
 12-01-30                            8.25             5,750,000             6,255,828
Massachusetts Development Finance Agency
 Refunding Revenue Bonds
 Simons Rock College of Bard
 Series 2007
 08-01-36                            4.70               500,000               436,035
Massachusetts Development Finance Agency
 Revenue Bonds
 Adventcare Project
 Series 2007A
 10-15-28                            6.65             5,000,000             4,409,300
Massachusetts Development Finance Agency
 Revenue Bonds
 Boston University
 Series 1999P
 05-15-59                            6.00             2,325,000             2,535,785
Massachusetts Development Finance Agency
 Revenue Bonds
 Devens Electric System
 Series 2001
 12-01-30                            6.00             1,000,000             1,021,570


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
MASSACHUSETTS (CONT.)
Massachusetts Development Finance Agency
 Revenue Bonds
 Linden Ponds Incorporated Facility
 Series 2007A
 11-15-11                            5.13%           $1,100,000            $1,111,143
Massachusetts Development Finance Agency
 Revenue Bonds
 May Institute
 Series 1999 (Radian Group Financial Guaranty)
 09-01-29                            5.75             1,000,000               932,890
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Boston College
 Series 2003N
 06-01-21                            5.25             1,000,000             1,095,200
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Catholic Health East
 Series 2007C
 11-15-32                            1.00               500,000(k)            314,750
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Covenant Health Systems
 Series 2007
 07-01-30                            5.00               500,000               475,605
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Covenant Health Systems
 Series 2007B
 07-01-31                            5.00             3,235,000             3,016,443
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Fisher College
 Series 2007A
 04-01-37                            5.13               500,000               383,970
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2002FF
 07-15-37                            5.13             4,800,000             4,897,296
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2009A
 11-15-36                            5.50            16,000,000            17,740,959
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2004M
 07-01-25                            5.25               500,000               613,230
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2008A
 07-01-38                            5.00            14,000,000            14,674,240
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2009O
 07-01-26                            5.00            11,500,000            12,787,425
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Milford Regional Medical
 Series 2007E
 07-15-22                            5.00             1,250,000             1,113,850
 07-15-27                            5.00             5,500,000             4,605,865
 07-15-32                            5.00             4,720,000             3,763,822
 07-15-37                            5.00               500,000               383,915
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Quincy Medical Center
 Series 2008A
 01-15-38                            6.50             7,420,000             6,416,001
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Williams College
 Series 2003H
 07-01-33                            5.00             1,000,000             1,028,350


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
MASSACHUSETTS (CONT.)
Massachusetts Housing Finance Agency
 Revenue Bonds
 Series 2007D A.M.T.
 06-01-40                            4.85%             $750,000              $680,348
Massachusetts Housing Finance Agency
 Revenue Bonds
 Single Family
 Series 2006-122 A.M.T.
 12-01-31                            4.85             5,140,000             4,880,019
Massachusetts School Building Authority
 Revenue Bonds
 Series 2007A (AMBAC)
 08-15-32                            4.75             5,000,000             5,006,050
Massachusetts State Water Pollution Abatement
 Unrefunded Revenue Bonds
 Pool Program
 Series 2004-10
 08-01-34                            5.00               145,000               149,802
Massachusetts Water Resources Authority
 Refunding Revenue Bonds
 Series 2005A (NPFGC)
 08-01-22                            5.00               500,000               546,000
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 1992A Escrowed to Maturity
 07-15-19                            6.50             3,500,000             4,309,515
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 1992A Escrowed to Maturity (FGIC)
 07-15-19                            6.50             2,000,000             2,449,140
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 2004D (NPFGC)
 08-01-27                            4.75            10,000,000            10,177,900
                                                                      ---------------
Total                                                                     146,796,255
-------------------------------------------------------------------------------------

MICHIGAN (2.3%)
Anchor Bay School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2003 (Qualified School Bond Loan Fund)
 05-01-29                            5.00             1,000,000             1,026,320
City of Detroit
 Revenue Bonds
 Senior Lien
 Series 2003A (NPFGC)
 07-01-34                            5.00             1,375,000             1,236,758
City of Detroit
 Unlimited General Obligation Bonds
 Series 2001A-1 (NPFGC)
 04-01-15                            5.38             1,000,000               968,190
City of Jackson
 Limited General Obligation Bonds
 Capital Appreciation
 Downtown Development
 Zero Coupon
 Series 2001 (FSA)
 06-01-21                            5.58             1,450,000(l)            888,357
County of Wayne
 Revenue Bonds
 Detroit Metropolitan Wayne County Airport
 Series 1998B (NPFGC)
 12-01-11                            5.25             4,040,000             4,068,401
Goodrich Area School District
 Unrefunded Unlimited General Obligation Bonds
 Series 2003B (Qualified School Bond Loan Fund)
 05-01-27                            5.00               495,000               520,359
Grand Traverse Academy
 Refunding Revenue Bonds
 Series 2007
 11-01-17                            5.00               390,000               351,296
 11-01-22                            5.00               750,000               617,640
 11-01-32                            4.75             1,170,000               813,466
Howell Public Schools
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2003 (Qualified School Bond Loan Fund)
 05-01-29                            5.00             3,855,000             3,956,464


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
MICHIGAN (CONT.)
Lawton Community Schools
 Unrefunded Unlimited General Obligation Bonds
 Series 2001 (Qualified School Bond Loan Fund)
 05-01-31                            5.00%             $200,000              $200,572
Michigan Higher Education Facilities Authority
 Limited Obligation Refunding Revenue Bonds
 Kalamazoo College Project
 Series 2007
 12-01-33                            5.00               250,000               245,883
Michigan Higher Education Student Loan Authority
 Revenue Bonds
 Series 2006 XVII-Q (AMBAC) A.M.T.
 03-01-26                            4.95               200,000               185,866
 03-01-31                            5.00             7,850,000             7,052,440
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water State Revolving Fund
 Series 2006
 10-01-27                            5.00               390,000               411,910
Michigan Municipal Bond Authority
 Revenue Bonds
 School District City of Detroit
 Series 2005 (FSA)
 06-01-19                            5.00             3,500,000             3,749,305
Michigan State Housing Development Authority
 Revenue Bonds
 Series 2007A A.M.T.
 12-01-28                            5.50             4,010,000             4,101,428
Michigan Strategic Fund
 Revenue Bonds
 Republic Services
 Series 2001 A.M.T.
 08-01-31                            4.25             1,885,000             1,814,746
Oakland School District
 Limited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA)
 05-01-36                            5.00               500,000               508,035
Pinconning Area Schools
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA) (Qualified School Bond Loan Fund)
 05-01-37                            4.75               250,000               237,145
Roseville School District
 Unlimited General Obligation Refunding Bonds
 School Building & Site
 Series 2006 (FSA) (Qualified School Bond Loan Fund)
 05-01-23                            5.00             3,100,000             3,263,122
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001
 07-01-30                            7.38             4,890,000             5,081,737
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001B
 07-01-30                            8.75               975,000             1,020,757
Troy City School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2006 (NPFGC) (Qualified School Board Loan Fund)
 05-01-24                            5.00             5,000,000             5,301,649
Wayne County Airport Authority
 Revenue Bonds
 Detroit Metropolitan
 Series 2005 (NPFGC) A.M.T.
 12-01-19                            4.75             3,750,000             3,618,825
Williamston Community School District
 Unlimited General Obligation Bonds
 Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
 05-01-25                            5.50             1,000,000             1,142,510
                                                                      ---------------
Total                                                                      52,383,181
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)

MINNESOTA (5.7%)
City of Maple Grove
 Revenue Bonds
 Maple Grove Hospital Corporation
 Series 2007
 05-01-37                            5.25%           $1,145,000            $1,069,407
City of Minneapolis
 Revenue Bonds
 Fairview Health Services
 Series 2008A
 11-15-32                            6.75             7,500,000             8,329,575
City of St. Louis Park
 Revenue Bonds
 Park Nicollet Health Services
 Series 2008C
 07-01-23                            5.50            26,775,000            27,984,159
 07-01-30                            5.75             3,200,000             3,309,280
County of Meeker
 Revenue Bonds
 Memorial Hospital Project
 Series 2007
 11-01-37                            5.75             1,750,000             1,619,835
Duluth Independent School District #709
 Certificate of Participation
 Series 2008B (School District Credit Enhancement Program)
 02-01-26                            4.75             4,040,000             4,229,355
Edina Independent School District #273
 Unlimited General Obligation Bonds
 Series 2004
 02-01-22                            4.25             2,700,000             2,758,914
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 Bethel University 6th
 Series 2007R
 05-01-37                            5.50            10,725,000             9,779,806
Southern Minnesota Municipal Power Agency
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1994A (NPFGC)
 01-01-22                            6.02            27,500,000(l)         16,463,976
 01-01-23                            6.80            26,500,000(l)         14,935,665
 01-01-25                            6.75            17,500,000(l)          8,811,950
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Healtheast Project
 Series 2005
 11-15-25                            6.00             3,500,000             3,340,995
 11-15-30                            6.00            10,000,000             9,030,400
 11-15-35                            6.00            11,500,000            10,094,930
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 HealthPartners Obligation Group Project
 Series 2006
 05-15-26                            5.25             2,000,000             1,902,600
 05-15-36                            5.25             4,550,000             4,023,474
St. Paul Port Authority
 Revenue Bonds
 Office Building at Cedar Street
 Series 2003-12
 12-01-23                            5.00             2,540,000             2,655,265
                                                                      ---------------
Total                                                                     130,339,586
-------------------------------------------------------------------------------------

MISSISSIPPI (1.0%)
Harrison County Wastewater Management District
 Refunding Revenue Bonds
 Wastewater Treatment Facility
 Series 1986 Escrowed to Maturity
 02-01-15                            5.00             4,250,000             4,808,450
Mississippi Business Finance Corporation
 Revenue Bonds
 Series 2009A
 05-01-24                            4.70             5,390,000             5,243,392
 05-01-37                            5.00             2,900,000             2,774,836


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
MISSISSIPPI (CONT.)
Mississippi Hospital Equipment & Facilities Authority
 Revenue Bonds
 Mississippi Baptist Health Systems Incorporated
 Series 2007A
 08-15-26                            5.00%             $580,000              $561,446
State of Mississippi
 Unlimited General Obligation Refunding Bonds
 Series 2002D
 07-01-16                            5.50             7,570,000             9,006,786
                                                                      ---------------
Total                                                                      22,394,910
-------------------------------------------------------------------------------------

MISSOURI (0.8%)
Cape Girardeau County Industrial Development Authority
 Revenue Bonds
 St. Francis Medical Center
 Series 2009
 06-01-39                            5.75             1,150,000             1,150,828
City of St. Louis
 Revenue Bonds
 Lambert-St. Louis International
 Series 2009A-1
 07-01-34                            6.63             3,650,000             3,825,054
County of Boone
 Revenue Bonds
 Boone Hospital Center
 Series 2008
 08-01-38                            5.38             6,660,000             6,391,802
Missouri Joint Municipal Electric Utility Commission
 Revenue Bonds
 Plum Point Project
 Series 2006 (NPFGC)
 01-01-20                            5.00             1,500,000             1,514,820
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Coxhealth
 Series 2008
 11-15-33                            5.50             6,000,000             5,952,480
                                                                      ---------------
Total                                                                      18,834,984
-------------------------------------------------------------------------------------

NEBRASKA (1.0%)
Madison County Hospital Authority #1
 Revenue Bonds
 Faith Regional Health Services Project
 Series 2008A-1
 07-01-33                            6.00            11,500,000            11,470,445
Nebraska Elementary & Secondary School Finance Authority
 Revenue Bonds
 Boys Town Project
 Series 2008
 09-01-28                            4.75             8,800,000             8,938,072
Omaha Public Power District
 Revenue Bonds
 Series 1986A Escrowed to Maturity
 02-01-15                            6.00             1,370,000             1,584,282
University of Nebraska
 Revenue Bonds
 Lincoln Student Fees & Facilities
 Series 2009A
 07-01-39                            5.25             1,400,000             1,438,626
                                                                      ---------------
Total                                                                      23,431,425
-------------------------------------------------------------------------------------

NEVADA (2.3%)
City of Henderson
 Special Assessment Bonds
 Series 2006T-18
 09-01-35                            5.30            10,700,000             4,259,777
Clark County Water Reclamation District
 Limited General Obligation Bonds
 Series 2009A
 07-01-34                            5.25            25,850,000            26,634,030
County of Clark
 Revenue Bonds
 Southwest Gas Corporation Project
 Series 2005A (AMBAC) A.M.T.
 10-01-35                            4.85             5,000,000             4,135,700
Las Vegas Valley Water District
 Limited General Obligation Bonds
 Water Improvement
 Series 2006A (FSA)
 06-01-24                            5.00             4,095,000             4,279,725


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
NEVADA (CONT.)
Truckee Meadows Water Authority
 Refunding Revenue Bonds
 Series 2006 (FSA)
 07-01-32                            4.75%          $14,200,000           $13,740,772
                                                                      ---------------
Total                                                                      53,050,004
-------------------------------------------------------------------------------------

NEW HAMPSHIRE (0.4%)
New Hampshire Business Finance Authority
 Revenue Bonds
 Public Service Company of New Hampshire Project
 Series 2006B (NPFGC) A.M.T.
 05-01-21                            4.75             4,500,000             4,305,015
New Hampshire Health & Education Facilities Authority
 Revenue Bonds
 Dartmouth-Hitchcock
 Series 2009
 08-01-38                            6.00             5,500,000             5,707,790
                                                                      ---------------
Total                                                                      10,012,805
-------------------------------------------------------------------------------------

NEW JERSEY (1.5%)
New Jersey Economic Development Authority
 Revenue Bonds
 United Water Incorporated
 Series 1996C (AMBAC) A.M.T.
 11-01-25                            4.88             7,000,000             6,667,990
New Jersey Transportation Trust Fund Authority
 Revenue Bonds
 Transportation System
 Series 2001C (FSA)
 12-15-12                            5.75            10,000,000            11,227,200
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2002
 06-01-37                            6.00            12,770,000            14,358,843
University of Medicine & Dentistry of New Jersey
 Revenue Bonds
 Series 2002A (AMBAC)
 12-01-12                            5.25             1,705,000             1,837,257
                                                                      ---------------
Total                                                                      34,091,290
-------------------------------------------------------------------------------------

NEW MEXICO (0.7%)
New Mexico Hospital Equipment Loan Council
 Revenue Bonds
 Presbyterian Healthcare Services
 Series 2008A
 08-01-32                            6.38             8,650,000             9,420,542
New Mexico Mortgage Finance Authority
 Revenue Bonds
 Single Family Mortgage Class I
 Series 2007A (GNMA/FNMA/FHLMC) A.M.T.
 01-01-38                            4.88             7,930,000             7,440,085
                                                                      ---------------
Total                                                                      16,860,627
-------------------------------------------------------------------------------------

NEW YORK (8.4%)
City of New York
 Prerefunded Unlimited General Obligation Bonds
 Series 2003J
 06-01-28                            5.25             6,235,000             7,152,542
City of New York
 Unlimited General Obligation Bonds
 Series 2002E (NPFGC)
 08-01-15                            5.63             2,000,000             2,180,060
City of New York
 Unlimited General Obligation Bonds
 Series 2004E (FSA)
 11-01-22                            5.00             1,750,000             1,849,803
Metropolitan Transportation Authority
 Refunding Revenue Bonds
 Series 2002A
 11-15-32                            5.75             5,855,000             6,188,325
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2002A (FSA)
 11-15-26                            5.50             2,000,000             2,099,960
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2009B
 11-15-34                            5.00             1,000,000             1,026,820


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
NEW YORK (CONT.)
New York City Housing Development Corporation Revenue Bonds
 Capital Funding Program
 New York City Housing Authority Program
 Series 2005A (NPFGC/FGIC)
 07-01-25                            5.00%             $300,000              $310,620
New York City Industrial Development Agency
 Revenue Bonds
 Queens Baseball Stadium Pilot
 Series 2006 (AMBAC)
 01-01-24                            5.00             3,000,000             3,014,070
New York City Industrial Development Agency
 Revenue Bonds
 Terminal One Group Association Project
 Series 2005 A.M.T.
 01-01-21                            5.50             6,940,000             7,043,475
 01-01-24                            5.50             5,500,000             5,536,410
New York City Municipal Water Finance Authority
 Revenue Bonds
 Fiscal 2009
 Series 2008A
 06-15-40                            5.75             1,500,000             1,645,200
New York City Municipal Water Finance Authority
 Revenue Bonds
 Series 2008DD
 06-15-38                            4.50             3,500,000             3,337,670
New York City Transitional Finance Authority Revenue Bonds
 Future Tax Secured
 Series 2003D
 02-01-31                            5.00             4,000,000             4,074,760
New York City Transitional Finance Authority
 Revenue Bonds
 Future Tax Secured
 Series 2004C
 02-01-33                            5.00             4,255,000             4,329,931
New York Mortgage Agency Revenue Bonds
 Series 2002-101 A.M.T.
 04-01-32                            5.40            13,575,000            13,590,339
New York Mortgage Agency
 Revenue Bonds
 Series 2007-140 A.M.T.
 10-01-21                            4.60             3,625,000             3,602,561
New York Mortgage Agency
 Revenue Bonds
 Series 2007-143 A.M.T.
 10-01-27                            4.85             1,605,000             1,516,902
New York State Dormitory Authority
 Revenue Bonds
 Columbia University
 Series 2007C
 07-01-29                            5.00             2,500,000             2,702,875
New York State Dormitory Authority
 Revenue Bonds
 Consolidated City University System
 2nd General Resolution
 Series 1993A
 07-01-18                            5.75             5,500,000             6,319,115
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2005F
 03-15-23                            5.00             4,935,000             5,241,464
New York State Dormitory Authority
 Revenue Bonds
 Mental Health Services Facilities Improvement
 Series 2005E (NPFGC/FGIC)
 02-15-22                            5.00             4,365,000             4,584,778
New York State Dormitory Authority
 Revenue Bonds
 New York University Hospital Center
 Series 2006A
 07-01-20                            5.00             3,500,000             3,496,990
New York State Dormitory Authority
 Revenue Bonds
 New York University Hospital Center
 Series 2007B
 07-01-24                            5.25               460,000               452,617


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
NEW YORK (CONT.)
New York State Dormitory Authority
 Revenue Bonds
 Orange Regional Medical Center
 Series 2008
 12-01-29                            6.13%           $2,250,000            $2,057,805
New York State Dormitory Authority
 Revenue Bonds
 State University Educational Facilities
 Series 1993A
 05-15-13                            5.50            24,530,000            27,051,685
New York State Energy Research & Development Authority
 Revenue Bonds
 New York State Electric & Gas
 Series 1985 (NPFGC)
 03-15-15                            4.10             8,600,000             8,696,406
New York State Environmental Facilities Corporation
 Revenue Bonds
 Revolving Funds
 New York City Municipal Water Project
 Series 2002B
 06-15-31                            5.00             9,000,000             9,152,190
New York State Environmental Facilities Corporation
 Revenue Bonds
 Revolving Funds
 New York City Municipal Water Project
 Series 2002K
 06-15-28                            5.00             9,000,000             9,232,830
New York State Housing Finance Agency
 Refunding Revenue Bonds
 State University Construction
 Series 1986A Escrowed to Maturity
 05-01-13                            6.50             3,500,000(n)          3,974,215
New York State Thruway Authority
 Revenue Bonds
 Series 2005G (FSA)
 01-01-24                            5.00             4,000,000             4,192,200
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 138th
 Series 2004 (NPFGC/FGIC) A.M.T.
 12-01-12                            5.00             6,000,000             6,479,760
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 146th
 Series 2006 (FSA) A.M.T.
 12-01-23                            4.50             7,500,000             7,103,850
Seneca Nation Indians Capital Improvements Authority
 Revenue Bonds
 Series 2007A
 12-01-16                            5.25             1,750,000(d)          1,629,320
 12-01-23                            5.00             3,000,000(d)          2,462,220
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2003A-1
 06-01-19                            5.50             5,000,000             5,337,850
Triborough Bridge & Tunnel Authority
 Revenue Bonds
 Series 2008C
 11-15-38                            5.00             3,750,000             3,825,900
Ulster County Industrial Development Agency
 Revenue Bonds
 Series 2007A
 09-15-37                            6.00             2,000,000             1,574,560
 09-15-42                            6.00             7,000,000             5,434,940
                                                                      ---------------
Total                                                                     189,503,018
-------------------------------------------------------------------------------------

NORTH CAROLINA (2.4%)
City of Charlotte Revenue Bonds Water & Sewer
 Series 2008
 07-01-26                            5.00             8,450,000             9,349,756
North Carolina Capital Facilities Finance Agency Revenue Bonds
 Duke University Project
 Series 2009B
 10-01-38                            5.00            16,000,000            16,640,479


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
NORTH CAROLINA (CONT.)
North Carolina Eastern Municipal Power Agency
 Prerefunded Revenue Bonds
 Series 1986A Escrowed to Maturity
 01-01-17                            5.00%           $3,870,000            $4,415,089
North Carolina Eastern Municipal Power Agency Prerefunded Revenue Bonds
 Series 1988A
 01-01-26                            6.00             1,940,000             2,478,622
North Carolina Eastern Municipal Power Agency
 Unrefunded Revenue Bonds
 Series 1989A
 01-01-10                            7.50            12,750,000            12,825,380
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2006A-26 A.M.T.
 01-01-38                            5.50             3,205,000             3,276,472
North Carolina Medical Care Commission
 Revenue Bonds
 1st Mortgage Deerfield
 Series 2008A
 11-01-33                            6.00             4,060,000             3,886,151
Raleigh Durham Airport Authority
 Revenue Bonds
 Series 2001A (NPFGC/FGIC)
 11-01-11                            5.00             1,900,000             2,006,894
                                                                      ---------------
Total                                                                      54,878,843
-------------------------------------------------------------------------------------

NORTH DAKOTA (0.2%)
County of Ward
 Revenue Bonds
 Trinity Obligated Group
 Series 2006
 07-01-25                            5.13             3,250,000             3,058,510
 07-01-29                            5.13             2,650,000             2,477,379
                                                                      ---------------
Total                                                                       5,535,889
-------------------------------------------------------------------------------------

OHIO (3.1%)
Akron University
 Revenue Bonds
 Series 2003A (AMBAC)
 01-01-22                            5.00             1,000,000             1,025,220
Buckeye Tobacco Settlement Financing Authority
 Asset-backed Senior Turbo Revenue Bonds
 Series 2007A-2
 06-01-47                            5.88            24,420,000            17,312,315
Cincinnati City School District
 Unlimited General Obligation Refunding Bonds
 Classroom Construction & Improvement
 Series 2006 (NPFGC/FGIC)
 12-01-25                            5.25               500,000               565,730
City of Cleveland Limited General Obligation Refunding Bonds
 Series 2005 (AMBAC)
 10-01-23                            5.50               500,000               570,480
City of Columbus
 Revenue Bonds
 Series 2008A
 06-01-31                            4.75            10,000,000            10,261,100
Cleveland State University
 Revenue Bonds
 Series 2003A (NPFGC/FGIC)
 06-01-15                            5.00             1,000,000             1,087,520
Cleveland State University
 Revenue Bonds
 Series 2004 (NPFGC/FGIC)
 06-01-24                            5.25               500,000               508,405
County of Erie
 Revenue Bonds
 Firelands Regional Medical Center
 Series 2002A
 08-15-32                            5.63             1,245,000             1,120,562
County of Miami
 Refunding & Improvement Revenue Bonds
 Upper Valley Medical Center
 Series 2006
 05-15-26                            5.25             1,915,000             1,920,152
County of Tuscarawas
 Revenue Bonds
 Twin City Hospital Project
 Series 2007
 11-01-37                            6.35               500,000               437,815


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
OHIO (CONT.)
Franklin County Convention Facilities Authority
 Refunding Revenue Bonds
 Tax & Lease Anticipation Bond
 Series 2007
 12-01-25                            5.00%             $500,000              $544,345
Miami University
 Refunding Revenue Bonds
 Series 2005 (AMBAC)
 09-01-23                            4.75               500,000               515,700
Ohio Housing Finance Agency
 Revenue Bonds
 Residential Mortgage-backed Securities
 Series 2006A (GNMA) A.M.T.
 09-01-26                            4.75             4,205,000             4,109,672
 09-01-36                            4.90             3,885,000             3,674,433
Ohio Municipal Electric Generation Agency
 Refunding Revenue Bonds
 Joint Venture 5
 Series 2004 (AMBAC)
 02-15-24                            4.75             7,980,000             7,922,464
Ohio State Building Authority
 Revenue Bonds
 State Facilities Adult Correctional
 Series 2005A (FSA)
 04-01-22                            5.00             5,000,000             5,346,950
Ohio State Higher Educational Facility Commission
 Revenue Bonds
 University Hospital Health Systems
 Series 2009A
 01-15-39                            6.75             7,700,000             8,145,291
Port of Greater Cincinnati Development Authority
 Revenue Bonds
 Sisters of Mercy
 Series 2006
 10-01-25                            5.00             1,000,000               932,490
State of Ohio
 Revenue Bonds
 Case Western Reserve University Project
 Series 2006 (NPFGC)
 12-01-21                            5.25               250,000               295,678
State of Ohio
 Unlimited General Obligation Bonds
 Infrastructure Improvement
 Series 2005A
 09-01-21                            5.00             5,000,000             5,367,750
                                                                      ---------------
Total                                                                      71,664,072
-------------------------------------------------------------------------------------

OKLAHOMA (0.3%)
Cleveland County Justice Authority
 Revenue Bonds
 Detention Facilities Project
 Series 2009B
 03-01-29                            5.75             5,685,000             5,950,887
Oklahoma Municipal Power Authority
 Revenue Bonds
 Series 2001A (FSA)
 01-01-13                            5.00             1,020,000             1,064,411
                                                                      ---------------
Total                                                                       7,015,298
-------------------------------------------------------------------------------------

OREGON (0.5%)
Clackamas County Hospital Facility Authority
 Revenue Bonds
 Legacy Health Systems
 Series 2009A
 07-15-35                            5.50             1,500,000             1,535,925
Oregon Health & Science University
 Revenue Bonds
 Series 2009A
 07-01-39                            5.75             6,500,000             6,766,890
Port of Portland
 Refunding Revenue Bonds
 Portland International Airport
 Series 2001D (NPFGC/FGIC) A.M.T.
 07-01-11                            5.25             3,335,000             3,534,633
                                                                      ---------------
Total                                                                      11,837,448
-------------------------------------------------------------------------------------

PENNSYLVANIA (1.9%)
Allegheny County Hospital Development Authority
 Revenue Bonds
 University of Pittsburgh Medical Center
 Series 2009
 08-15-39                            5.63             7,200,000             7,153,056


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
PENNSYLVANIA (CONT.)
Butler County Hospital Authority
 Revenue Bonds
 Butler Health Systems Project
 Series 2009
 07-01-39                            7.25%           $7,000,000            $7,614,390
City of Pittsburgh
 Unlimited General Obligation Refunding Bonds
 Series 2006B (FSA)
 09-01-15                            5.25            10,000,000            11,026,300
Delaware River Port Authority
 Refunding Revenue Bonds
 Port District Project
 Series 2001A (FSA)
 01-01-12                            5.25             3,130,000             3,414,830
Montgomery County Industrial Development Authority
 Revenue Bonds
 Acts Retirement -- Life Communities
 Series 1998
 11-15-28                            5.25             7,500,000             7,062,000
Northampton County General Purpose Authority
 Revenue Bonds
 St. Luke's Hospital Project
 Series 2008A
 08-15-28                            5.38             4,000,000             3,955,480
Pennsylvania State University
 Refunding Revenue Bonds
 Series 2002
 08-15-16                            5.25             1,000,000             1,181,560
Philadelphia Municipal Authority
 Revenue Bonds
 Lease
 Series 2009
 04-01-34                            6.50             2,300,000             2,417,967
                                                                      ---------------
Total                                                                      43,825,583
-------------------------------------------------------------------------------------

PUERTO RICO (1.0%)(F)
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2003A
 07-01-24                            5.25             1,000,000               975,090
Commonwealth of Puerto Rico
 Unlimited General Obligation Refunding Bonds
 Series 2004A
 07-01-30                            5.00             6,000,000             6,180,060
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 2005K
 07-01-19                            5.00             2,500,000             2,509,550
 07-01-20                            5.00            11,130,000            11,008,015
Puerto Rico Highway & Transportation Authority
 Unrefunded Revenue Bonds
 Series 2003G
 07-01-42                            5.00             1,805,000             1,563,996
Puerto Rico Public Buildings Authority
 Prerefunded Revenue Bonds
 Government Facilities
 Series 2004I
 07-01-33                            5.25               130,000               150,401
                                                                      ---------------
Total                                                                      22,387,112
-------------------------------------------------------------------------------------

RHODE ISLAND (0.3%)
Rhode Island Housing & Mortgage Finance Corporation
 Revenue Bonds
 Homeownership Opportunity
 Series 2006-51A
 04-01-33                            4.85             1,340,000             1,295,566
Rhode Island Student Loan Authority
 Revenue Bonds
 Series 2007-2 (AMBAC) A.M.T.
 12-01-37                            4.85             6,000,000             4,827,480
                                                                      ---------------
Total                                                                       6,123,046
-------------------------------------------------------------------------------------

SOUTH CAROLINA (1.3%)
Charleston Educational Excellence Finance Corporation
 Revenue Bonds
 Charleston County School District
 Series 2005
 12-01-30                            5.25             5,500,000             5,639,260


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
SOUTH CAROLINA (CONT.)
City of Myrtle Beach
 Tax Allocation Bonds
 Myrtle Beach Air Force Base
 Series 2006A
 10-01-26                            5.25%           $2,000,000            $1,420,560
Lexington County Health Services District
 Prerefunded Revenue Bonds
 Series 2004
 05-01-32                            5.50             4,685,000             5,472,455
South Carolina Educational Facilities Authority
 Revenue Bonds
 Wofford College Project
 Series 2008
 04-01-38                            4.75             4,000,000             3,779,680
South Carolina Jobs -- Economic Development Authority
 Revenue Bonds
 Woodlands at Furman Project
 Series 2007A
 11-15-37                            6.00             4,200,000             2,935,128
South Carolina State Public Service Authority
 Revenue Bonds
 Santee Cooper
 Series 2008A
 01-01-38                            5.50             7,595,000             8,097,637
Tobacco Settlement Revenue Management Authority
 Revenue Bonds
 Series 2001B
 05-15-22                            6.00             3,295,000             3,453,753
                                                                      ---------------
Total                                                                      30,798,473
-------------------------------------------------------------------------------------

SOUTH DAKOTA (0.4%)
State of South Dakota
 Revenue Bonds
 Series 1993A (FSA)
 09-01-17                            6.70             7,260,000             8,710,330
-------------------------------------------------------------------------------------

TEXAS (3.9%)
City of Austin
 Refunding Revenue Bonds
 Series 2002 (FSA)
 11-15-14                            5.50             3,485,000             4,049,953
City of Austin
 Refunding Revenue Bonds
 Series 2008A
 11-15-35                            5.25             8,000,000             8,189,200
College Station Independent School District
 Unlimited General Obligation Bonds
 School Building
 Series 2007 (Permanent School Fund Guarantee)
 08-15-26                            5.00             4,585,000             4,958,953
Corpus Christi Business & Job Development Corporation
 Improvement Refunding Revenue Bonds
 Arena Project
 Series 2002 (AMBAC)
 09-01-25                            5.00             3,550,000             3,595,724
Fort Bend Independent School District
 Unlimited General Obligation Refunding Bonds
 School Building
 Series 2008 (Permanent School Fund Guarantee)
 08-15-34                            4.75             5,600,000             5,695,536
Fort Bend Independent School District
 Unlimited General Obligation Refunding Bonds
 Series 2004A (Permanent School Fund Guarantee)
 08-15-26                            5.25             4,000,000             4,324,920
Fort Worth Independent School District
 Unlimited General Obligation Bonds
 Series 2008 (Permanent School Fund Guarantee)
 02-15-27                            5.00             4,865,000             5,265,973
Harris County Flood Control District
 Prerefunded Limited General Obligation Bonds
 Series 2004A
 10-01-23                            5.25             5,000,000             5,800,450
Harris County Health Facilities
 Development Corporation
 Refunding Revenue Bonds
 Memorial Hermann Healthcare System
 Series 2008B
 12-01-35                            7.25             8,800,000             9,789,472
Northside Independent School District
 Unlimited General Obligation Refunding Bonds
 Series 2001 (Permanent School Fund Guarantee)
 02-15-12                            5.50             3,720,000             3,933,007


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
TEXAS (CONT.)
State of Texas
 Unlimited General Obligation Bonds
 Transportation Community -- Mobility Fund
 Series 2007
 04-01-34                            4.75%           $6,545,000            $6,588,917
Tarrant County Cultural Education Facilities Finance
 Corporation
 Revenue Bonds
 Air Force Obligation Group
 Series 2007
 05-15-27                            5.13             2,000,000             1,788,280
Tarrant County Cultural Education Facilities Finance
 Corporation
 Revenue Bonds
 Senior Living Center Project
 Series 2009A
 11-15-44                            8.25            12,000,000            11,587,800
Tarrant County Cultural Education Facilities Finance
 Corporation
 Revenue Bonds
 Series 2008
 08-15-28                            5.25             5,000,000             5,111,800
Texas A&M University
 Revenue Bonds
 Financing System
 Series 2009A
 05-15-27                            5.00             3,925,000             4,263,728
Travis County Health Facilities Development Corporation
 Revenue Bonds
 Querencia Barton Creek Project
 Series 2005
 11-15-25                            5.50             1,000,000               861,460
Wylie Independent School District
 Unlimited General Obligation Refunding Bonds
 Zero Coupon
 Series 2001 (Permanent School Fund Guarantee)
 08-15-12                            4.80             3,385,000(l)          3,270,553
                                                                      ---------------
Total                                                                      89,075,726
-------------------------------------------------------------------------------------

UTAH (0.2%)
City of Eagle Mountain
 Special Assessment Bonds
 Special Improvement District #2000-1
 Series 2006
 02-01-21                            8.25             2,939,000             2,962,365
Utah Housing Corporation
 Revenue Bonds
 Series 2003A-1 A.M.T.
 07-01-24                            5.13             1,515,000             1,509,410
                                                                      ---------------
Total                                                                       4,471,775
-------------------------------------------------------------------------------------

VIRGINIA (1.8%)
City of Hampton
 Revenue Bonds
 Series 2002 (AMBAC)
 01-15-28                            5.13             5,350,000             5,444,642
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2005
 06-01-26                            5.50             5,200,000             5,849,480
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2005
 06-01-37                            5.63             5,500,000             6,544,450
University of Virginia
 Revenue Bonds
 Series 2008
 06-01-40                            5.00            23,000,000            24,186,569
                                                                      ---------------
Total                                                                      42,025,141
-------------------------------------------------------------------------------------

WASHINGTON (5.1%)
City of Tacoma
 Refunding Revenue Bonds
 Series 2001B (FSA)
 01-01-12                            5.50             5,000,000             5,464,400
Clark County
 Unrefunded Revenue Bonds
 Series 2001B (AMBAC)
 12-01-12                            5.25             2,105,000             2,333,835


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
WASHINGTON (CONT.)
NJB Properties
 Revenue Bonds
 King County Washington Project
 Series 2006A
 12-01-25                            5.00%           $6,445,000            $6,859,929
 12-01-26                            5.00             7,290,000             7,722,297
 12-01-27                            5.00             3,660,000             3,858,738
Ocean Shores Local Improvement District
 Special Assessment Bonds
 B.A.N. # 2007-1
 Series 2008
 08-01-11                            5.00             7,170,000             7,256,542
Skagit County Public Hospital District #1
 Revenue Bonds
 Skagit VY Hospital
 Series 2005
 12-01-30                            5.50             1,235,000             1,170,274
Skagit County Public Hospital District #1
 Revenue Bonds
 Skagit VY Hospital
 Series 2007
 12-01-28                            5.75             1,500,000             1,486,320
 12-01-32                            5.75             2,000,000             1,904,560
Snohomish County Public Utility District #1
 Refunding Revenue Bonds
 Generation System
 Series 1986A Escrowed to Maturity
 01-01-20                            5.00            17,750,000            20,903,998
Spokane Public Facilities District
 Revenue Bonds
 Series 2003 (NPFGC)
 12-01-28                            5.75             3,195,000             3,330,308
State of Washington
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2008A
 07-01-27                            5.00             9,730,000            10,519,006
Washington Health Care Facilities Authority
 Revenue Bonds
 Swedish Health Services
 Series 2009A
 11-15-33                            6.50            11,800,000            12,274,596
Washington Higher Education Facilities Authority
 Refunding Revenue Bonds
 Whitworth University
 Series 2009
 10-01-40                            5.63             3,635,000             3,523,551
Washington Public Power Supply System
 Revenue Bonds
 Linked Pars & Inflos
 Series 1993 Escrowed to Maturity (FSA)
 07-01-11                            5.75             7,200,000(j)          7,572,744
Washington State Housing Finance Commission
 Revenue Bonds
 Single Family Program
 Series 2007-3A (GNMA/FNMA/FHLMC) A.M.T.
 12-01-38                            4.90             5,470,000             5,147,708
Washington State Housing Finance Commission Revenue Bonds
 Skyline At First Hill Project
 Series 2007A
 01-01-27                            5.63             2,500,000             2,019,925
 01-01-38                            5.63            18,950,000            13,960,654
                                                                      ---------------
Total                                                                     117,309,385
-------------------------------------------------------------------------------------

WISCONSIN (4.2%)
Badger Tobacco Asset Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2002
 06-01-27                            6.13             8,500,000             9,202,865
State of Wisconsin
 Revenue Bonds
 Series 2009A
 05-01-33                            5.75            12,000,000            12,855,240


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)
WISCONSIN (CONT.)
Wisconsin Health & Educational Facilities Authority
 Refunding Revenue Bonds
 Wheaton Healthcare
 Series 2006B
 08-15-24                            5.13%          $15,910,000           $14,373,253
 08-15-25                            5.13            15,500,000            13,855,295
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Medical College Wisconsin
 Series 2008A
 12-01-35                            5.25            14,400,000            13,771,008
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Prohealth Care Incorporated Obligation Group
 Series 2009
 02-15-39                            6.63            18,425,000            19,671,819
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Riverview Hospital Association
 Series 2008
 04-01-33                            5.75             6,000,000             5,984,160
 04-01-38                            5.75             4,000,000             3,955,520
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 St. John's Community Incorporation
 Series 2009A
 09-15-29                            7.25             1,000,000             1,006,460
 09-15-39                            7.63             1,000,000             1,014,060
                                                                      ---------------
Total                                                                      95,689,680
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $2,162,311,440)                                                 $2,238,846,238
-------------------------------------------------------------------------------------



MUNICIPAL BONDS HELD IN TRUST (2.2%)(c)
NAME OF
ISSUER AND
TITLE OF                            COUPON           PRINCIPAL
ISSUE(g,h)                           RATE              AMOUNT                VALUE(a)

ARKANSAS (0.1%)
Arkansas Development Finance Authority
 Revenue Bonds
 Series 2001 (GNMA/FNMA) A.M.T.
 07-01-33                            5.30%           $2,115,000(d)         $2,159,161
-------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.2%)
Metropolitan Washington Airports Authority
 Revenue Bonds
 Series 2001 (NPFGC) A.M.T.
 10-01-27                            5.50             5,000,000(d)          5,071,550
-------------------------------------------------------------------------------------

MISSOURI (1.1%)
Missouri State Health and Educational
 Facilities Authority
 Revenue Bonds
 Washington University
 Series 2009A
 05-15-17                            5.00            23,000,000(d)         24,273,510
-------------------------------------------------------------------------------------

NORTH CAROLINA (0.3%)
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2002 A.M.T.
 01-01-34                            5.35             7,335,000(d)          7,339,022
-------------------------------------------------------------------------------------

TEXAS (0.5%)
Texas Department of Housing & Community Affairs
 Revenue Bonds
 Series 2002 (NPFGC) A.M.T.
 09-01-33                            5.55             5,405,000(d)          5,430,628
 03-01-34                            5.55             6,125,000(d)          6,151,650
                                                                      ---------------
Total                                                                      11,582,278
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS HELD IN TRUST
(Cost: $50,247,429)                                                       $50,425,521
-------------------------------------------------------------------------------------







                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


MUNICIPAL NOTES (0.5%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUE(G,H,I)                         YIELD            MATURITY               VALUE(a)
DISTRICT OF COLUMBIA (--%)
District of Columbia
 Refunding Revenue Bonds
 American University
 V.R.D.N. Series 2008 (Bank of America)
 10-01-38                            0.23%           $1,000,000            $1,000,000
-------------------------------------------------------------------------------------

MINNESOTA (0.5%)
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2000H (Harris Trust & Savings Bank)
 10-01-30                            0.23             3,200,000             3,200,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M1 (Harris)
 10-01-32                            0.23             3,110,000             3,110,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M2 (Harris)
 10-01-20                            0.23             4,900,000             4,900,000
                                                                      ---------------
Total                                                                      11,210,000
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL NOTES
(Cost: $12,210,000)                                                       $12,210,000
-------------------------------------------------------------------------------------





MONEY MARKET FUND (--%)
                                                       SHARES                VALUE(a)
JPMorgan Tax-Free Money Market Fund                    94,763                 $94,763
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $94,763)                                                               $94,763
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,224,863,632)(o)                                              $2,301,576,522
=====================================================================================





INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT NOV. 30, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Treasury Note, 5-
  year                         (413)      $(48,924,368)   Jan. 2010        $(790,465)
U.S. Treasury Note, 10-
  year                         (307)       (37,199,767)   Dec. 2009         (957,349)
------------------------------------------------------------------------------------
Total                                                                    $(1,747,814)
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)  Municipal Bonds Held in Trust -- See Note 2 to the financial statements.


--------------------------------------------------------------------------------
40  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2009, the value of these securities amounted to $60,281,975 or 2.6% of net assets.

(e) At Nov. 30, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $15,304,118. See Note 2 to the financial statements.

(f) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.0% of net assets at Nov. 30, 2009.

(g) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA    --   ACA Financial Guaranty Corporation
     AMBAC  --   Ambac Assurance Corporation
     BHAC   --   Berkshire Hathaway Assurance Corporation
     BIG    --   Bond Investors Guarantee
     BNY    --   Bank of New York
     CGIC   --   Capital Guaranty Insurance Company
     CIFG   --   IXIS Financial Guaranty
     FGIC   --   Financial Guaranty Insurance Company
     FHA    --   Federal Housing Authority
     FHLMC  --   Federal Home Loan Mortgage Corporation
     FNMA   --   Federal National Mortgage Association
     FSA    --   Financial Security Assurance
     GNMA   --   Government National Mortgage Association
     NPFGC  --   National Public Finance Guarantee Corporation
     TCRS   --   Transferable Custodial Receipts
     XLCA   --   XL Capital Assurance


(h)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    --   Alternative Minimum Tax -- At Nov. 30, 2009, the value
                    of securities subject to alternative minimum tax
                    represented 9.9% of net assets.
     B.A.N.    --   Bond Anticipation Note
     C.P.      --   Commercial Paper
     R.A.N.    --   Revenue Anticipation Note
     T.A.N.    --   Tax Anticipation Note
     T.R.A.N.  --   Tax & Revenue Anticipation Note
     V.R.      --   Variable Rate
     V.R.D.B.  --   Variable Rate Demand Bond
     V.R.D.N.  --   Variable Rate Demand Note




--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(i) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2009.

(j) This security may be separated into floating and inverse floating rate securities which may be traded separately. Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2009.

(l) For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(m)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Nov. 30, 2009 was $3,079,104 representing 0.1% of net assets. Information concerning such security holdings at Nov. 30, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES            COST
     ----------------------------------------------------------------
     Vigo County Hospital Authority
       Revenue Bonds
       Union Hospital Incorporated
       Series 2007
       5.70% 2037                           06-27-07       $3,950,000


(n) At Nov. 30, 2009, investments in securities included securities valued at $1,308,526 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(o) At Nov. 30, 2009, the cost of securities for federal income tax purposes was $2,229,025,684 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

         Unrealized appreciation                       $126,849,533
         Unrealized depreciation                        (54,298,695)
     --------------------------------------------------------------
     Net unrealized appreciation                        $72,550,838
     --------------------------------------------------------------





--------------------------------------------------------------------------------
42  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Nov. 30, 2009:

                                                FAIR VALUE AT NOV. 30, 2009
                           --------------------------------------------------------------------
                                LEVEL 1            LEVEL 2
                             QUOTED PRICES          OTHER           LEVEL 3
                               IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                              MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION                IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Bonds
  Municipal Bonds                     $--      $2,238,846,238         $--        $2,238,846,238
  Municipal Bonds Held
    in Trust                           --          50,425,521          --            50,425,521
-----------------------------------------------------------------------------------------------
Total Bonds                            --       2,289,271,759          --         2,289,271,759
-----------------------------------------------------------------------------------------------
Short-Term Securities
  Municipal Notes                      --          12,210,000          --            12,210,000
-----------------------------------------------------------------------------------------------
Total Short-Term
  Securities                           --          12,210,000          --            12,210,000
-----------------------------------------------------------------------------------------------
Other
  Unaffiliated Money
    Market Fund(a)                 94,763                  --          --                94,763
-----------------------------------------------------------------------------------------------
Total Other                        94,763                  --          --                94,763
-----------------------------------------------------------------------------------------------
Investments in
  Securities                       94,763       2,301,481,759          --         2,301,576,522
Other Financial
  Instruments(b)               (1,747,814)                 --          --            (1,747,814)
-----------------------------------------------------------------------------------------------
Total                         $(1,653,051)     $2,301,481,759         $--        $2,299,828,708
-----------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Nov. 30, 2009.
(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
44  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
NOV. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $2,224,768,869)            $2,301,481,759
  Money market fund (identified cost $94,763)                              94,763
---------------------------------------------------------------------------------
Total investments in securities (identified cost $2,224,863,632)    2,301,576,522
Cash                                                                       27,500
Capital shares receivable                                                 339,233
Accrued interest receivable                                            35,063,819
Receivable for investment securities sold                                 600,964
---------------------------------------------------------------------------------
Total assets                                                        2,337,608,038
---------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       1,686,392
Capital shares payable                                                    980,898
Payable for investment securities purchased                            15,339,118
Variation margin payable on futures contracts                             125,580
Short-term floating rate notes outstanding                             32,405,000
Accrued investment management services fees                                85,125
Accrued distribution fees                                                 505,124
Accrued transfer agency fees                                                9,232
Accrued administrative services fees                                       11,896
Other accrued expenses                                                    204,096
---------------------------------------------------------------------------------
Total liabilities                                                      51,352,461
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $2,286,255,577
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    5,457,244
Additional paid-in capital                                          2,297,834,525
Undistributed net investment income                                     3,822,970
Accumulated net realized gain (loss)                                  (95,824,238)
Unrealized appreciation (depreciation) on investments                  74,965,076
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $2,286,255,577
---------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $2,233,824,301          533,202,685                       $4.19(1)
Class B                     $   37,295,962            8,910,422                       $4.19
Class C                     $   15,135,314            3,611,273                       $4.19
-------------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $4.40. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  45

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED NOV. 30, 2009


INVESTMENT INCOME
Income:
Interest                                                            120,275,664
Income distributions from money market fund                              46,277
-------------------------------------------------------------------------------
Total income                                                        120,321,941
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  10,226,940
Distribution fees
  Class A                                                             5,482,675
  Class B                                                               487,040
  Class C                                                               137,058
Transfer agency fees
  Class A                                                             1,153,067
  Class B                                                                28,502
  Class C                                                                 7,659
Administrative services fees                                          1,428,680
Interest and fee expense                                                291,398
Compensation of board members                                            68,148
Custodian fees                                                           44,505
Printing and postage                                                     84,300
Registration fees                                                        75,000
Professional fees                                                        67,169
Other                                                                   101,008
-------------------------------------------------------------------------------
Total expenses                                                       19,683,149
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                       (1,775,128)
  Earnings and bank fee credits on cash balances                         (3,744)
-------------------------------------------------------------------------------
Total net expenses                                                   17,904,277
-------------------------------------------------------------------------------
Investment income (loss) -- net                                     102,417,664
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                   (55,249,746)
Net change in unrealized appreciation (depreciation) on
  investments                                                       320,490,041
-------------------------------------------------------------------------------
Net gain (loss) on investments                                      265,240,295
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $367,657,959
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
46  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED NOV. 30,                                                          2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  102,417,664  $  109,499,345
Net realized gain (loss) on investments                               (55,249,746)    (36,808,180)
Net change in unrealized appreciation (depreciation) on
  investments                                                         320,490,041    (320,806,256)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       367,657,959    (248,115,091)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (99,497,848)   (106,969,457)
    Class B                                                            (1,841,872)     (2,551,912)
    Class C                                                              (518,623)       (495,574)
  Net realized gain
    Class A                                                                    --      (1,162,618)
    Class B                                                                    --         (35,755)
    Class C                                                                    --          (5,958)
-------------------------------------------------------------------------------------------------
Total distributions                                                  (101,858,343)   (111,221,274)
-------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                       98,713,065     170,501,107
  Class B shares                                                        2,341,824       3,558,517
  Class C shares                                                        3,376,191       2,262,389
Fund merger
  Class A shares                                                              N/A     102,547,667
  Class B shares                                                              N/A       8,804,805
  Class C shares                                                              N/A       2,258,833
Reinvestment of distributions at net asset value
  Class A shares                                                       71,376,606      78,623,984
  Class B shares                                                        1,472,128       2,053,764
  Class C shares                                                          448,668         444,171
Conversions from Class B to Class A
  Class A shares                                                       15,452,274      11,009,936
  Class B shares                                                      (15,452,274)    (11,009,936)
Payments for redemptions
  Class A shares                                                     (345,108,521)   (461,082,835)
  Class B shares                                                      (10,711,822)    (20,521,408)
  Class C shares                                                       (2,595,371)     (4,010,748)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (180,687,232)   (114,559,754)
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                85,112,384    (473,896,119)
Net assets at beginning of year                                     2,201,143,193   2,675,039,312
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $2,286,255,577  $2,201,143,193
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    3,822,970  $    3,270,123
-------------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  47

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For the periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED NOV. 30,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2009        2008        2007        2006        2005
Net asset value, beginning of period                $3.72       $4.30       $4.44       $4.39       $4.42
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .18         .18         .18         .17         .18
Net gains (losses) (both realized and
 unrealized)                                          .47        (.58)       (.14)        .08        (.04)
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .65        (.40)        .04         .25         .14
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)       (.18)       (.18)       (.17)       (.17)
Distributions from realized gains                      --        (.00)(a)      --        (.03)         --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)       (.18)       (.18)       (.20)       (.17)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.19       $3.72       $4.30       $4.44       $4.39
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.85%      (9.59%)       .83%       5.81%       3.25%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c)                                     .85%        .99%       1.13%       1.09%        .98%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                 .77%        .94%       1.09%       1.05%        .97%
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)                                        .84%        .84%        .83%        .83%        .81%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(d)                                     .76%        .79%        .79%        .79%        .80%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.56%       4.33%       4.05%       3.93%       3.89%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $2,234      $2,135      $2,582      $3,042      $3,460
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               30%         37%         47%         30%         30%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
48  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                    YEAR ENDED NOV. 30,
CLASS B                                            ----------------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006       2005
Net asset value, beginning of period                $3.71        $4.30      $4.44      $4.39      $4.41
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .15          .15        .14        .14        .14
Net gains (losses) (both realized and
 unrealized)                                          .48         (.59)      (.14)       .07       (.02)
-------------------------------------------------------------------------------------------------------
Total from investment operations                      .63         (.44)        --        .21        .12
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.15)      (.14)      (.13)      (.14)
Distributions from realized gains                      --         (.00)(a)     --       (.03)        --
-------------------------------------------------------------------------------------------------------
Total distributions                                  (.15)        (.15)      (.14)      (.16)      (.14)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.19        $3.71      $4.30      $4.44      $4.39
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.28%      (10.51%)      .07%      5.01%      2.69%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c)                                    1.60%        1.74%      1.88%      1.85%      1.74%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                1.53%        1.69%      1.84%      1.81%      1.73%
-------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)                                       1.59%        1.59%      1.58%      1.59%      1.57%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(d)                                    1.52%        1.54%      1.54%      1.55%      1.56%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.80%        3.57%      3.26%      3.15%      3.13%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $37          $54        $80       $127       $190
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               30%          37%        47%        30%        30%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  49

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                                    YEAR ENDED NOV. 30,
CLASS C                                            ----------------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006       2005
Net asset value, beginning of period                $3.72        $4.31      $4.45      $4.39      $4.42
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .15          .15        .14        .14        .14
Net gains (losses) (both realized and
 unrealized)                                          .47         (.59)      (.14)       .08       (.03)
-------------------------------------------------------------------------------------------------------
Total from investment operations                      .62         (.44)        --        .22        .11
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.15)      (.14)      (.13)      (.14)
Distributions from realized gains                      --         (.00)(a)     --       (.03)        --
-------------------------------------------------------------------------------------------------------
Total distributions                                  (.15)        (.15)      (.14)      (.16)      (.14)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.19        $3.72      $4.31      $4.45      $4.39
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.98%      (10.48%)      .08%      5.25%      2.46%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(c)                                    1.60%        1.74%      1.88%      1.85%      1.74%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(c),(d)                                1.52%        1.69%      1.84%      1.81%      1.73%
-------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)                                       1.59%        1.59%      1.58%      1.59%      1.57%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(d)                                    1.51%        1.54%      1.54%      1.55%      1.56%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.81%        3.56%      3.29%      3.16%      3.13%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15          $12        $13        $18        $23
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               30%          37%        47%        30%        30%
-------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to zero.
(b) In addition to the fees and expenses which the fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
50  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Tax-Exempt High Income Fund (the Fund) is a series of RiverSource Tax-Exempt Income Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Tax-Exempt Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund normally invests at least 80% of its net assets in municipal bonds and in other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). The Fund may invest in debt obligations the interest from which is subject to AMT.

The Fund offers Class A, Class B and Class C shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares one month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Fund's Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value of on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

ILLIQUID SECURITIES
At Nov. 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2009 was

--------------------------------------------------------------------------------
52  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


$3,079,104 representing 0.13% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2009, the Fund has outstanding when-issued securities of $15,304,118.

INVERSE FLOATER PROGRAM TRANSACTIONS
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust at Nov. 30, 2009, are presented in the Portfolio of Investments. The inclusion of interest and fee expense related to the short-term floating rate notes corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the fiscal year ended Nov. 30, 2009, the average short-term floating rate notes outstanding was $24,875,702 and the average interest rate and fees related to these short-term floating rate notes was 1.17%.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
54  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. At Nov. 30, 2009, and for the year then ended, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
56  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUES OF DERIVATIVE INSTRUMENTS AT NOV. 30, 2009


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Interest rate                                         Net assets --
  contracts                                           unrealized
                                                      depreciation on
                     N/A                      N/A     investments          $1,747,814*
-------------------------------------------------------------------------------------------
Total                                         N/A                          $1,747,814
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOV. 30, 2009


AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Interest rate contracts                               $--
-----------------------------------------------------------------
Total                                                 $--
-----------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
RECOGNIZED IN INCOME
------------------------------------------------------------------
RISK EXPOSURE CATEGORY                             FUTURES
------------------------------------------------------------------
Interest rate contracts                          $(1,747,814)
------------------------------------------------------------------
Total                                            $(1,747,814)
------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of short contracts outstanding was $86.1 million at Nov. 30, 2009. The monthly average gross notional amount for short contracts was $15.9 million for the year ended Nov. 30, 2009. The fair value of such contracts on Nov. 30, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.30% as the Fund's net assets increase. The management fee for the year ended Nov. 30, 2009 was 0.45% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended Nov. 30, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2009, other expenses paid to this company were $16,328.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributions, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and

--------------------------------------------------------------------------------
58  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,007,000 and $142,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,139,908 for Class A, $22,901 for Class B and $1,903 for Class C for the year ended Nov. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Nov. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs and fees and expenses of acquired funds*) were as follows:

Class A..............................................  0.76%
Class B..............................................  1.52
Class C..............................................  1.51


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $274,363
Class B...........................................     6,093
Class C...........................................     2,146


The management fees waived/reimbursed at the Fund level were $1,492,526.

Under an agreement which was effective until Nov. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs and fees expenses of acquired funds*), would not exceed the following percentage of the class' average daily net assets:

Class A..............................................  0.76%
Class B..............................................  1.52
Class C..............................................  1.51


Effective Dec. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Jan. 31, 2011, unless sooner terminated at the discretion of the Board, such that net expenses

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


(excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs and fees expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  0.77%
Class B..............................................  1.53
Class C..............................................  1.52


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Nov. 30, 2009, the Fund's custodian and transfer agency fees were reduced by $3,744 as a result of earnings and bank fee credits from overnight cash balances.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $589,591,703 and $764,325,060, respectively, for the year ended Nov. 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED NOV. 30,                           2009         2008*
-------------------------------------------------------------------
CLASS A
Sold                                       24,973,193    40,606,630
Fund merger                                       N/A    24,497,076
Converted from Class B**                    3,806,079     2,615,187
Reinvested distributions                   17,810,211    19,151,770
Redeemed                                  (88,076,136) (112,052,986)
-------------------------------------------------------------------
Net increase (decrease)                   (41,486,653)  (25,182,323)
-------------------------------------------------------------------

CLASS B
Sold                                          601,929       860,418
Fund merger                                       N/A     2,103,888
Reinvested distributions                      369,642       498,857
Converted to Class A**                     (3,806,079)   (2,615,187)
Redeemed                                   (2,721,183)   (4,960,678)
-------------------------------------------------------------------
Net increase (decrease)                    (5,555,691)   (4,112,702)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED NOV. 30,                           2009         2008*
-------------------------------------------------------------------
CLASS C
Sold                                          839,221       541,842
Fund merger                                       N/A       539,503
Reinvested distributions                      111,773       108,350
Redeemed                                     (657,196)     (974,897)
-------------------------------------------------------------------
Net increase (decrease)                       293,798       214,798
-------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2009.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


8. FUND MERGER

At the close of business on March 14, 2008, RiverSource Tax-Exempt High Income Fund acquired the assets and assumed the identified liabilities of RiverSource Massachusetts Tax-Exempt Fund, RiverSource Michigan Tax-Exempt Fund and RiverSource Ohio Tax-Exempt Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Tax-Exempt High Income Fund immediately before the acquisition were $2,572,188,382 and the combined net assets immediately after the acquisition were $2,685,799,687.

The merger was accomplished by a tax-free exchange of the following:

                                              SHARES      VALUE
------------------------------------------------------------------
RiverSource Massachusetts Tax-Exempt
  Fund....................................  7,422,838  $37,945,077
RiverSource Michigan Tax-Exempt Fund......  7,141,011   36,514,588
RiverSource Ohio Tax-Exempt Fund..........  7,674,903   39,151,640


In exchange for the RiverSource Massachusetts Tax-Exempt Fund, RiverSource Michigan Tax-Exempt Fund and RiverSource Ohio Tax-Exempt Fund shares and net assets, RiverSource Tax-Exempt High Income Fund issued the following number of shares:

                                                     SHARES
-------------------------------------------------------------
Class A..........................................  24,497,076
Class B..........................................   2,103,888
Class C..........................................     539,503


The components of RiverSource Massachusetts Tax-Exempt Fund's, RiverSource Michigan Tax-Exempt Fund's and RiverSource Ohio Tax-Exempt Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                   UNDISTRIBUTED
                                                                                     (EXCESS OF
                                                   UNREALIZED     ACCUMULATED   DISTRIBUTIONS OVER)
                          TOTAL       CAPITAL     APPRECIATION        NET          NET INVESTMENT
                        NET ASSETS     STOCK     (DEPRECIATION)  REALIZED LOSS         INCOME
---------------------------------------------------------------------------------------------------
RiverSource
  Massachusetts Tax-
  Exempt Fund........  $37,945,077  $38,379,015     $(156,375)     $(279,215)          $1,652
RiverSource Michigan
  Tax-Exempt Fund....   36,514,588   36,406,112       292,632       (184,835)             679
RiverSource Ohio
  Tax-Exempt Fund....   39,151,640   39,722,918      (384,900)      (185,940)            (438)




--------------------------------------------------------------------------------
62  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, market discount and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $6,474 and accumulated net realized loss has been decreased by $6,474.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                          2009          2008
-------------------------------------------------------------------
Ordinary income*.......................  $101,858,343  $110,017,554
Long-term capital gain.................            --     1,203,720


* Tax-exempt interest distributions were 98.77% and 99.82% of cash basis distributions paid for the years ended Nov. 30, 2009 and 2008, respectively.

At Nov. 30, 2009, the components of distributable earning on a tax basis are as follows:

Undistributed ordinary income...................  $  2,713,376
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(88,820,109)
Unrealized appreciation (depreciation)..........  $ 70,756,933


For federal income tax purposes, the Fund had a capital loss carry-over of $88,820,109 at Nov. 30, 2009, that if not offset by capital gains will expire as follows:


        2016                            2017
    $30,950,938                     $57,869,171


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Jan. 20, 2010, the date of issuance of the Fund's financial statements. There were

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
64  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
66  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Tax-Exempt High Income Fund (the
Fund) of the RiverSource Tax-Exempt Income Series, Inc. as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt High Income Fund of the RiverSource Tax-Exempt Income Series, Inc. at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 20, 2010


--------------------------------------------------------------------------------
68  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended Nov. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Exempt-interest Dividends....................................     98.77%


Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2009 was 9.55%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2009 are listed below.

Alabama..........................................................     0.533%
Alaska...........................................................     0.078
Arizona..........................................................     2.613
Arkansas.........................................................     0.279
California.......................................................    14.536
Colorado.........................................................     1.966
Connecticut......................................................     0.284
Florida..........................................................     3.739
Georgia..........................................................     0.032
Hawaii...........................................................     0.588
Idaho............................................................     0.319
Illinois.........................................................     5.381
Indiana..........................................................     1.278
Iowa.............................................................     0.535
Kansas...........................................................     0.259
Kentucky.........................................................     1.339
Louisiana........................................................     3.211
Maine............................................................     0.127
Maryland.........................................................     1.141
Massachusetts....................................................     6.549


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  69

FEDERAL INCOME TAX INFORMATION (continued) -------------------------------------


Michigan.........................................................     2.844%
Minnesota........................................................     6.388
Mississippi......................................................     1.016
Missouri.........................................................     1.084
Nebraska.........................................................     1.079
Nevada...........................................................     2.152
New Hampshire....................................................     0.258
New Jersey.......................................................     1.899
New Mexico.......................................................     0.794
New York.........................................................     8.643
North Carolina...................................................     3.980
North Dakota.....................................................     0.236
Ohio.............................................................     3.414
Oklahoma.........................................................     0.244
Oregon...........................................................     0.318
Pennsylvania.....................................................     1.544
Puerto Rico......................................................     1.192
Rhode Island.....................................................     0.300
South Carolina...................................................     1.594
South Dakota.....................................................     0.386
Tennessee........................................................     0.054
Texas............................................................     4.422
Utah.............................................................     0.273
Virginia.........................................................     1.784
Washington.......................................................     4.693
Washington, D.C. ................................................     0.373
Wisconsin........................................................     4.248
Wyoming..........................................................     0.001




--------------------------------------------------------------------------------
70  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
72  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  73

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds,
                                                 2008-2009; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 45                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
74  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2009 ANNUAL REPORT  75

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2010 RiverSource Investments, LLC.                             S-6430 AG (1/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

        (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                          2009 - $26,799   2008 - $26,125

(b) Audit-Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                          2009 - $375      2008 - $375

(c) Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                          2009 - $3,180    2008 - $3,180

(d) All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                          2009 - $0        2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                          2009 - $826,041   2008 - $585,255

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6.   Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Tax-Exempt Income Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date February 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date February 3, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date February 3, 2010